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BARON FUNDS LOGO

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   | BARON ASSET
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   | FUND HIGHLIGHTS
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PERFORMANCE.................................1

INVESTMENT THEMES...........................2

PORTFOLIO ADDITIONS ........................2

PORTFOLIO SALES ............................7

OTHER DEVELOPMENTS .........................8


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   | BARON GROWTH
2  | & INCOME FUND
   | HIGHLIGHTS
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PERFORMANCE ................................10

OTHER DEVELOPMENTS .........................11



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   | BARON SMALL
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   | CAP FUND
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LETTER FROM RON BARON.......................12

INTERVIEW WITH
CLIFF GREENBERG AND
MORTY SCHAJA ...............................12














767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON
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                                                    THIS ANNUAL REPORT CONTAINS
                                                    INFORMATION FOR THREE FUNDS





 BARON ASSET FUND



 ANNUAL REPORT                     o                         SEPTEMBER 30, 1997



Dear Baron Asset
Fund Shareholder:

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PERFORMANCE

Baron Asset Fund began operations on June 12, 1987, a little more than ten years ago. The Fund has since performed well. Baron Asset Fund's long term performance, more than six fold appreciation since its inception, has met our stated objective of doubling our shareholders' money every three to five years.

The strong performance of Baron Asset Fund over the long term reflects the strong revenue and net income gains of the Fund's "core" investment holdings. Baron Asset Fund has been a long term shareholder in discount broker, mutual fund distributor Charles Schwab; private college DeVry; nursing home, assisted living operator Manor Care; specialized temporary help provider Robert Half; and casino hotel operator Mirage Resorts. Share prices of our "core" investments have increased, so far, several fold since our initial purchases five to ten years ago. Our Fund's performance has benefitted from the very strong growth experienced by these businesses during the past several years. Our long term "core" investment holdings, our legacy investments, now represent about 18% of Baron Asset Fund's portfolio.

We expect our "core" business investments to continue to grow rapidly and their share prices to continue to reflect this growth. During the past year our legacy investments all performed well and all contributed significantly to our results. Although we have been a shareholder of Charles Schwab since 1992, and it had already quintupled during the prior four years, last year it doubled again. Schwab has become a "ten-bagger." Schwab, currently our third largest investment, made the largest dollar contribution to Baron Asset's last year's strong results. Legendary investment manager Peter Lynch often commented, "Most of the money I make is in the third or fourth year I've owned something . . . (although sometimes it) takes a little longer." We couldn't agree more.

                             ---------------------------  ----------------------------  -----------------------------
                             PERFORMANCE YEAR             PERFORMANCE FOR               PERFORMANCE
                             TO DATE                      ONE YEAR                      SINCE INCEPTION
                             THROUGH SEPTEMBER 30, 1997   THROUGH SEPTEMBER 30, 1997    JUNE 12, 1987 CUMULATIVE
                                                                                        THROUGH SEPTEMBER 30, 1997
BARON ASSET FUND             30.9%                        33.8%                         517%
S&P 500*                     29.6%                        40.4%                         317%
RUSSELL 2000*                26.6%                        33.2%                         232%
                             ---------------------------  ----------------------------  -----------------------------

* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL:
  THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.
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We remain committed to our investment objectives and performance goals. We will continue to make new investments in well managed, fast growing, small and mid sized businesses that have, in our opinion, sustainable competitive advantages
 . . . and that offer our shareholders the potential to double the value of their investment in Baron Asset Fund every three to five years. To meet our goals, our newer "farm team" investments must perform as well in the future as our legacy investments have during the past. Our "farm team" investments . . . in various stages of development . . . represent a significantly larger portion of our investment portfolio than our legacy investments.

During the past fiscal year, Baron Asset Fund has added to our "farm team" with significant new investments in ski resort Vail Resorts; Hispanic radio broadcaster Heftel Broadcasting; and upscale, branded consumer goods company Polo Ralph Lauren. We also added to our investment in hotel franchisor Choice Hotels after receiving it as a tax free dividend from "core" investment holding Manor Care. These new investments have all performed well since their purchases. They join, among the more important members of our future all-stars, discount merchant Dollar Tree; technology training company Learning Tree; casino hotel Sun International; oil and gas operator Cross Timbers Oil; Holiday Inns' operator Bristol Hotels; tutor and testing business Sylvan Learning; and car rental business Budget. Since the end of our fiscal year we have added another to our "farm team" cast of future stars, bowling company AMF Bowling.

There can be no guarantee that our newer investments will develop into future all stars and attain "core" investment status. There can be no guarantee that our Fund's past performance can be duplicated.

Baron Asset Fund's long term performance ranks highly.

Although Baron Asset Fund has the vast majority of its capital invested in small and mid sized businesses, our Fund's performance has nevertheless modestly exceeded that of the large cap S&P 500 index from the beginning of 1994 through the present. This despite the fact that the small cap Russell 2000 index has trailed the S&P significantly during the period. The relative performance of smaller companies has sharply improved since April. We believe compelling absolute and relative values are now present in fast growing small and mid sized companies. Baron Asset Fund is well positioned if small companies continue their recent outperformance.

Baron Asset Fund is ranked five stars by Morningstar, their highest rating. "Baron Asset Fund does almost everything right," Morningstar's November 11, 1997 rating proclaims. ". . . (even if) the fund's size has become an obstacle
 . . . its uncommon risk/reward profile should keep it on most investors' radar screens." Baron Asset is one of the top performing mutual funds on Charles Schwab's Select List. Baron Asset Fund is accorded an A+ rating by Investors Business Daily for its performance during the past three years. Its performance is also ranked among the top twenty five growth funds both from the market low in 1990 and the market peak in 1990 to present. Baron Asset's performance is also highly ranked by IBD for the past six months. The New York Times ranks
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Baron Asset Fund as the top performing small company mutual fund of the ten largest such funds both during 1997 and for the past three years. Fortune, in June, ranked Baron Asset Fund the top performing small company fund for the past twelve months.

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INVESTMENT THEMES

Baron Funds focuses its investments in well managed, fast growing, very profitable businesses that we believe will benefit from what we term "mega-trends." Mega-trends are long lasting economic trends that result from societal, demographic or political changes. Mega-trends create demand for products and services over the long term and offer businesses opportunities over the long term to produce products and provide services profitably.

Baron Funds' "investment themes" focus upon job creating industries that are beneficiaries of mega-trends. We call these job creating industries "sunrise" industries, industries such as healthcare, education, communications, media and entertainment, government privatizations, financial services and outsourcing.
(1) Healthcare, since our elderly citizens are growing three times as fast as the overall population and will require increased care; (2) education, since high school graduates will increase 25% in the next five years and most jobs already require training beyond secondary school; (3) communications, since huge investments are now being made in infrastructure, businesses require advanced services to be competitive and students and consumers have grown dependent upon their convenience as well; (4) media and entertainment, since they are beneficiaries of government deregulation, globalization and because as we have become more prosperous as a nation, we have more money to spend and want to be entertained; (5) government privatizations, due to the general proposition that private industry can nearly always provide services that are at least equivalent to those provided by government, but at a lower cost; (6) financial services, since baby boomers, our largest population segment, are approaching retirement and have suddenly recognized the need to save and invest; and, finally, (7) outsourcing, since businesses have recognized that they can be most profitable if they focus on their core competancies and outsource to others services that can be better provided with scale and competance. Our "sunrise" industries are those in which your children will find employment, not the railroads, steel, automobiles, mining, utilities and tobacco businesses in which your parents and grandparents worked.

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PORTFOLIO ADDITIONS

Baron Funds takes advantage of stock market volatility to invest at attractive prices in growth businesses.

Baron Funds remains focused on its objective of purchasing shares of fast growing, well managed, very profitable businesses at attractive prices . . . prices which offer our shareholders the opportunity to earn at least 50% in the two years after Baron Funds invests in a business. We expect the businesses in which we invest to about double in size, to double their intrinsic value . . . their sustainable earnings power . . . every three to five years. Baron Funds believes that, although in the short term share

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prices are likely to be volatile . . . and random, over the long term stock prices accurately reflect the values of their underlying businesses. For the stocks we own to grow as rapidly as the income of their underlying businesses, we must purchase shares at fair prices . . . at prices that reflect the current value of a business . . . at prices that do not accurately anticipate a business' long term earnings growth prospects.

We target the businesses . . . and executives . . . in which we would like to invest and then study these businesses with our "kick the tires" company visits. We believe that, in most instances, you've just got to visit a company's executives in their offices to be able to accurately gauge a business' prospects, to know what's really going on.

Most "investors" and analysts focus upon short term market moving events . . . Friday's unemployment report, Tuesday's Federal Reserve Chairman's testimony before Congress, next week's quarterly earnings report, last week's turmoil in Asian markets. Baron Funds focuses on the long term prospects for a business
 . . . its earnings potential in three to five years and its sustainable competitive advantages, i.e., its ability to prevent others from usurping profitable investment opportunities.

With a different investment time horizon than most, once we have identified businesses in which we would like to invest and have determined the prices we are willing to pay, we are often given several opportunities to do so when others react to short term market disruptions. In addition to world news developments, numerous events also cause short term valuation inefficiencies that offer Baron Funds opportunities: analyst "sell" or "hold" recommendations, spinoffs, initial and secondary public offerings, and securities that have been just plain overlooked or not yet discovered by Wall Street analysts.

1. Initial Public Offerings . . .

An analyst or portfolio manager living in New York City could probably spend every waking hour reading prospectuses, attending "roadshow" lunches and listening to managements paraded through your office daily describe their businesses and strategies. This is part of the "going public" process by which privately owned businesses seek to sell a portion of their businesses to the public. The reasons for a business to "go public" are many: estate planning, rewarding loyal employees, seeking capital to accelerate growth. We are most interested when businesses seek capital likely to earn high returns when invested.

Our watchword in the process? Selectivity. Like others, we read many prospectuses and attend many meetings each year. We are interested, however, in only a few, perhaps a half dozen, "new issues" each year . . . businesses we think likely to benefit from long lived economic megatrends. We research these newly public businesses like any other . . . we interview their managements, visit their premises, study their competitors, talk to their suppliers and customers and, finally, value their businesses.

We invest in newly public businesses for the long term . . . with the intent to remain part owners for years. The greatest portion of stock we purchase in newly public companies is not during initial public offerings, but rather in
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"aftermarket" transactions. This is because demand in most instances exceeds supply, and initial investment allocations are limited. In many instances we purchase shares in aftermarket transactions at modest premiums to initial offering prices. We believe, nevertheless, that our investment returns in the long term will be quite favorable. We have also purchased shares in newly public businesses in aftermarket transactions at less than the initial public offering prices. Most notable historically among this category have been DeVry, Budget Group and MGM Grand. These businesses have been very profitable investments for Baron Asset Fund. During the past year, Baron Funds has purchased Polo Ralph Lauren and Vail Resorts in aftermarket transactions at prices less than initial offering prices.

Amusement and Recreation

Vail Resorts was a "hot" IPO. Its shares, however, were purchased heavily by "flippers." When the "flippers" "flipped," i.e., sold, their Vail IPO shares, Vail's price tumbled from $24 to $17. Vail's initial offering price was $22. Vail could about double its $100 million annual cash flow within the next five years and repay a significant portion of its debt. Higher effective lift ticket prices; a greater share of skier vacation revenue from ancillary services such as restaurants, equipment rentals and hotel rooms; more effective marketing to lure skiers; and income from infrastructure investments should all help. During the past year, Baron Funds has made a significant investment in Vail Resorts. Our cost is about 8% less than Vail's initial IPO price. If Vail Resorts is able to further develop its mountains, double its cash flow and reduce its debt during the next four to five years, its stock price could nearly triple our cost. We have so far earned about 35%.

Media and Entertainment

Metro Networks. We paid about a 15% premium to the IPO price in aftermarket transactions to make a significant investment in this outsourced news, traffic and weather service for radio and television stations. Metro Networks offers broadcast stations better and less costly services than if the services were self provided. Expanded services to existing radio stations and new services to television stations offer promise. Metro Networks' share price so far has increased about 65% from our purchase price.

Univision. This scorching hot IPO, the leading Hispanic television network, quickly doubled from its initial offering price. We were given a modest share allocation on the initial offering. When Univision's stock price then fell about 25% last summer as the "flippers" flipped, we bought as much as we could. Univision's share price has since nearly doubled from our purchase price. Univision is a prime beneficiary, as is Heftel, the leading Hispanic radio broadcaster, of the rapid growth of the U.S. Hispanic population.

Real Estate

CCA Prison REIT. Another in demand IPO. The founding management for this specialized REIT is the same as that of another of our profitable investments, Corrections Corporation of America. CCA Prison REIT offers municipal governments the

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ability to refinance their owned prisons without seeking voter approvals . . .
a $100 billion refinancing opportunity . . . significant for a business with a market capitalization of less than $800 million. CCA Prison REIT, using Corrections Corporation's development capabilities, could also develop and provide long term financing for new prisons . . . both those managed by municipalities and those managed by Corrections Corp. Development could offer CCA Prison REIT enhanced profit potential while providing governments with significantly lower cost financing for new jails. Baron Funds received a "fair" initial allocation on this IPO and increased its investment significantly in aftermarket transactions. Prices in aftermarket trades were about 40% higher than the shares' initial prices. CCA Prison REIT, to date, has appreciated about 18-20% from our aftermarket cost. If this business proves successful, and new prison development proves a significant opportunity, our shares could appreciate several fold. We are advantaged in studying this business . . . Susan Robbins has long analyzed businesses that governments privatize and, Mitch Rubin, our REIT analyst, has added his brand of real estate expertise.

Retailers

Branded and upscale apparel, accessories and home goods supplier Polo Ralph Lauren was a genuinely "hot" IPO. The self fashioned "lifestyle" brand company began trading about 25% above its $26 per share initial offering price. Polo's shares subsequently fell sharply for reasons that were never very clear to us. Polo's share price finally bottomed more than 10% below its initial offering price. Baron Funds has purchased more than 2.5 million Polo Ralph Lauren shares at average prices below the firm's initial public offering price. Although U.S. women's retail apparel sales are about 50% greater than men's, Polo's men's sales are about three times women's sales. If Polo's women's clothing and accessories sales exceed men's, a reasonable target, Polo's sales could about double. International expansion offers the potential to double Polo's revenues again. A large part of the company's current profits can be attributed to license fees revenues. The company is focused on significantly improving wholesale and retail profitability. Polo has the opportunity to boost profit margins about 50% over the next several years to the high teens. With potential profit gains of more than six times during the next eight to ten years, Polo's stock price could increase 5-6 times over the same period.

2. Secondary Public Offerings . . .

Secondary public offerings, offerings of shares by businesses that are already publicly owned, usually depress share prices, at least on a temporary basis. We are most interested in these transactions when a business seeks capital for investment which we believe can accelerate its growth rate and earn high returns.

Amusement and Recreation

Premier Parks acquires and improves the operations, attendance, and, of course, cash flows of regional amusement parks. To take advantage of acquisition and development opportunities, Premier Parks earlier this year sold new shares in a secondary offering. Unlike most secondaries, this offering was oversubscribed.

Premier could increase the cash flows of its owned amusement parks substantially during the next five years after improving their parks' infrastructure and marketing. There are also many well located, regional amusement parks that have been undermanaged and capital starved which provide consolidation opportunities. Premier's share price has increased about 25% from our purchase price earlier this year. If Premier's management is successful, the company could easily double its cash flow, and the value of its business, within the next four to five years.

Education

We purchased additional shares of DeVry in a secondary offering earlier this year. DeVry's share price had fallen about 25% after announcing this secondary. DeVry is a private college that provides its students with technical training and its graduates with an accredited degree and, most likely, a job offer. DeVry plans to accelerate the openings of both its private colleges and its Keller Graduate Schools . . . and boost its growth rate in the process. We have earned about ten times our investment in DeVry's shares since our initial investment in 1990. Its share price has rebounded since its most recent offering.

Media and Entertainment

Leading Hispanic radio broadcaster Heftel's stock price fell about 20% when it sought financing to merge with Tichenor, a large, well run, Hispanic radio broadcaster. Tichenor was intended to provide Heftel with exceptional management; to solidify its dominance as the leading Hispanic radio broadcaster; and to achieve operating efficiencies. Baron Funds about doubled its Heftel share ownership at the time of this offering. Heftel's shares have jumped more than 80% above the cost we incurred this spring to double our holdings.

Real Estate

Baron Funds recently significantly increased its investment in Spieker Properties. We invested additional funds in Spieker when that company sold new shares through a secondary offering. The proceeds of this offering were used to help pay for its acquisition of Goldman Sachs' California suburban office properties. Spieker acquired the Goldman properties for less than their replacement costs. Rents in place are below current market. There is little new construction in Spieker's markets and rollover rents on expiring tenant leases have recently increased 30%. The Goldman properties will make Spieker even more dominant in its markets. The prices Baron Funds paid for additional Spieker shares were about 10% less than we would have had to pay in open market transactions a little more than a month ago.

Transportation

We purchased additional shares of Budget Group in a recent secondary offering. Proceeds from the offering were used to purchase parent Budget Rent-a-Car franchisor from Ford. Since Budget has been a publicly owned business, Chairman Sandy Miller and his management team have acquired one after another Budget franchisee, emphasized truck rentals, opened suburban

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locations to better utilize their fleet, started a used car sales business and, finally, have acquired parent Budget Rent-a-Car. Whew! We have been shareholders of Budget since its initial public offering in 1994 (it was then called Team Rental) and have so far almost quadrupled our money. If Sandy and his management team are able to improve Budget's profitability, we sure think they can, we should be able to make a lot more.

3. Spinoffs . . .

Joel Greenblatt is a friend of Baron Small Cap Fund's portfolio manager Cliff Greenberg. Joel is an extraordinarily successful hedge fund manager and the author of "You Can be a Stock Market Genius (Even if you're not too smart)." Joel recommends in his "stock market genius" book that you purchase "spinoffs." Why? He describes spinoffs as a "fundamentally inefficient method of distributing stock to the wrong people . . . spinoff stock is given to shareholders who, for the most part, were investing in the parent company's business . . . the shares of spinoffs are typically sold immediately by those shareholders without regard to price or fundamental value." Sellers of stocks who don't consider price or fundamental value, of course, are sellers likely to create significant value for the purchasers of those shares. Market inefficiencies and dislocations. We make a living trying to find and take advantage of them. Spinoffs, in many instances, provide us with this opportunity.

Hotels and Lodging

Choice Hotels. When shares of this large hotel franchisor were given as a dividend to shareholders of nursing home operator Manor Care in October 1996, an event we had long suggested would be a positive development for both companies, the shares of Choice immediately fell nearly 30%. Why? Manor Care is part of the S & P 500, Choice is not. Index funds which owned Manor Care were thus compelled to sell Choice when they received its shares. This without regard to whether it is a fundamentally attractive business. Further, most shareholders of Manor Care owned that stock because it is a healthcare business. They did not care about, nor were they knowledgeable about, Choice, a hotel franchisor. They also were natural sellers. Since very few analysts then followed Choice . . . its shares were unduly depressed. Choice used this opportunity to repurchase about four million of its shares at depressed prices. Baron Funds also purchased several million Choice shares at similarly depressed prices. Choice's share price has since increased in value about 50%.

Healthcare

Manor Care. During September 1997, Manor Care announced it would spin off its nursing home and assisted living management businesses. The remaining company will be renamed Manor Care Realty and will own, acquire and develop nursing home real estate. We believe this is a very positive development. Baron Funds has since significantly increased its shareholdings of Manor Care. Manor Care is currently valued by stock market investors based upon its earnings per share and growth rate. Its owned real estate has been inappropriately valued. Real estate is commonly valued by investors not on earnings per share, which are often nominal due to leverage and depreciation charges, but rather on cash flow
 . . . EBITDA, and asset value, i.e., $65,000 per nursing home bed. Based upon disparate valuation metrics, Manor Care Realty and Manor Care Health Services should be accorded higher values than when the businesses were combined as Manor Care.

4. Analyst "Sell" or "Hold" Recommendations . . .

We are often asked, "Just how do you manage to invest all that money in fast growing, well managed businesses at attractive prices? Aren't all those billions a terrible handicap?" The answer to the handicap question, so far, is unequivocally, "No!" Our information about and knowledge of businesses seems to have improved as significantly as our assets under management have grown. The help we receive from brokerage investment analysts is often unintended and inadvertent. Analysts are under pressure to perform in the short term. As a result, they are frequently compelled to recommend "sale" or "hold" when events cloud a company's near term earnings prospects. The trick, we think, is to find businesses where adverse near term events have little or no impact upon a business' long term outlook. Analyst "sell" recommendations usually cause stock prices to fall, and allow us to purchase shares in our favorite businesses at attractive prices. If we are right about our fundamental, long term, business judgments, we will make unusually high returns over the long term . . . if we invest in businesses at times when most stock traders are only interested in selling.

Amusement and Recreation

Sun International's management stated earlier this year that it would redevelop its newly acquired Atlantic City casino hotel more slowly than analysts had expected. When the New Jersey resort's business became more competitive and Sun's redevelopment project was deferred, most analysts recommended that investors "hold" their Sun shares and wait to make additional purchases. Sun's investment in Atlantic City is small when compared to that in its Paradise Island, Bahamas casino-resort hotel, Atlantis. Atlantis is currently doing very well. When Atlantis' current expansion projects are opened next year, Sun's earnings potential should quickly about double . . . and significant development opportunity will remain. Sun's Atlantic City project seemed to us sensible, with potential for development and substantial earnings in the next three or four years. When Sun's stock price declined after analysts changed their recommendations, we added to our holdings. Sun's current earnings could nearly triple in the next five or six years. Its stock price should reflect this growth. Sun's share price has recovered from its most recent decline.

Education

When analysts discovered that Learning Tree's newly introduced, short Power Seminars courses had incurred development expense and operating costs and were achieving nominal revenues, one after another recommended "sale" or "hold."
 . . . and have maintained those recommendations although the

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company's share price tumbled about 50%; its core classroom instructor led businesses can only be described as booming, i.e. typically advancing 40-50% from year ago; its Power Seminars courses have been discontinued; and its library of computer based training (cbt) courses has increased from 12 in September 1996 to 72 in September 1997 and could reach nearly 200 in September 1998. Learning Tree's costs to develop its cbt courses are expensed as incurred. Learning Tree has significant opportunity in instructor led technical training in European markets. Learning Tree's specialized technical training revenues could increase nearly 75% within the next two years and its profits could more than double. Baron Funds significantly increased its holdings of Learning Tree after its shares had fallen.

Hotels and Lodging

During the past few months, Bristol Hotels was planning the strategic redevelopment of its recently acquired Holiday Inns. Although Bristol's property revenues during this period were as expected, its costs were not. The company had two property management systems in operation, not one, and its costs, primarily labor, had not been controlled as well as had been anticipated. Bristol's food and beverage and room operating margins were penalized about 400 basis points in the quarter. Earnings, as a result, fell below analysts' estimates. Of course, analysts immediately changed their investment rating on Bristol to "hold," the equivalent in the real world of "sell."(The word "hold" is used to hopefully allow investment banks avoid offending potential corporate customers.) Bristol's stock price then declined about 20%. Baron Funds considered this earnings problem short lived. Since Bristol's shares were selling for an attractive discount to its properties' replacement costs; its properties offered attractive redevelopment potential; and, Bristol was likely to make additional property acquisitions; Baron Funds substantially increased its Bristol investment.

Media and Entertainment

Young Broadcasting is considered by most a premier television station operator. However, when Young acquired a leading Los Angeles' television station from Disney for almost 17 times its $20 million annual trailing broadcast cash flow, analysts were upset. This despite Young's explanation that it expected to at least double the new station's cash flow in the short term. When the outside rep firm the L.A. station had employed was given notice that it would be terminated, for three months its sales efforts languished and Young experienced a modest earnings shortfall. Analysts downgraded Young, its stock fell sharply and we purchased shares. Young also purchased stock which it then retired. Young replaced its station rep and ad sales have returned to normal. The LA station's broadcast cash flow this year should approximate $42 million, about in line with its early estimates. Ratings for Young's ABC station affiliates are still lagging, but if Disney is ever able to fix the network, we think they will, Young will be a prime beneficiary. While recent station acquisitions have been made at 10-13 times broadcast cash flow, Young's growing income stream is now valued by investors for less than 8 times. Since Young is leveraged, were
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it to sell for 11 times, its share price would increase about 75%. Young's shares now trade for about 25% more than our cost a few months ago.

Share prices of billboard advertising businesses fell sharply this year when analysts voiced concerns that tobacco advertising revenues could soon be eliminated. Tobacco liability settlement discussions included outdoor advertising prohibitions. Tobacco businesses are large outdoor advertisers; perhaps 25-30% of billboard space is now rented to cigarette companies. However, tobacco businesses have rented the best billboard locations under long term leases at below market rents. Therefore, it should be relatively easy to replace tobacco, and at higher rates, were billboard companies required to do so. New categories of advertisers are now considering billboard advertising
 . . . increasing demand for boards with little prospects for supply increases. This is because environmental barriers make it difficult to successfully start billboard businesses. Other media businesses, especially radio, have recognized the potential of billboards and, have begun to acquire billboard businesses. After share prices of billboard businesses had fallen, Baron Funds acquired shares in Outdoor Advertising and Universal Outdoor. Universal has since announced its acquisition by radio station operator Clear Channel at an attractive premium to our cost. Outdoor's share price has also risen significantly.

Earlier this fiscal year analysts became worried when the Department of Justice began to scrutinize recently announced radio mergers. Analyst concern was quickly evident in cautious research commentary. Radio stocks quickly fell 30-40%. Most limitations on mergers and business combinations discussed by Justice did not seem to us onerous. Since we recognized continued opportunity for radio businesses in pricing, operating efficiencies and marketing, and despite short term regulatory uncertainty, we added to our radio holdings at what have proved to be very attractive prices. Baron Funds bought additional shares of American Radio, Cox Radio and Saga Communications; all have risen substantially in price.

5. Overlooked and Undiscovered . . .

Perhaps the two most prominent examples of businesses among our core investment holdings that were undiscovered and overlooked for years by Wall Street analysts are Robert Half and Manor Care. We began to visit regularly and study Robert Half in 1986 when Max Messmer resigned as President of Dole Foods, at that time our largest investment, and became the new Chairman of Robert Half. Max explained to us that he had accepted this position since he wanted to slow down a little, he was already 35 years old, and spend more time with his family who lived nearby Half's offices. We began to invest in Robert Half in 1991 and, to date, have made more than 30 times our original investment! Half has been the most profitable investment we have ever made. Obviously, Max hasn't slowed down too much. When we began to visit Robert Half on the peninsula south of San Francisco in 1986, and until only a few years ago, there was virtually no information about Robert Half available through Wall Street brokerage firms. Robert Half, a then small provider of highly

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compensated, specialized temporary help, e.g. accountants and information technology staffers, although offering potential for very rapid and profitable growth, was simply below most analysts' radar screens.

Manor Care is a slightly different story. The nursing home industry has promised investors exciting growth since the 1960's. The industry, however, has been tainted by reimbursement fraud and inadequate quality of care scandals. Manor Care is conservatively financed, has never been touched by fraud or scandal and, is among the most profitable publicly owned nursing businesses. Its high level of profitability is due to its reliance upon residents who pay premium prices with their own money to reside in Manor Care's upscale facilities. This, rather than depending upon lower per diem, government funded, Medicaid residents. Manor Care's earnings have grown consistently 15-20% per year, seemingly forever, and its stock price has multiplied more than a hundred fold in the past three decades. Yet, in my entire investment career I have never seen one, not one, table pounding, "you've got to buy this now," Wall Street research "buy" recommendation of Manor Care. Most analysts have consistently ranked it "hold" or "buy on weakness." I first invested in Manor Care in 1969 shortly after it had become a publicly owned business. I was still in law school and used borrowed money to invest. Baron Asset Fund began to invest in Manor Care in 1989 and has so far earned about ten times its original investment.

Healthcare

Nursing home pharmacy services provider Vitalink has about quintupled in size since its initial public offering in March 1992 at $17 per share. Its annual revenues now approximate nearly $500 million. About half this growth can be attributed to its recent merger with Teamcare. Yet, due to Vitalink's small share float, the result of a 50% controlling shareholder, Manor Care, Vitalink had attracted the attention of few analysts. With pharmacy acquisitions becoming scarce and pricey, Vitalink recently announced it had hired investment bankers to "consider strategic alternatives," shorthand for saying the company could soon be sold. Baron Funds has been a small shareholder of Vitalink since its share price fell sharply following its IPO five years ago. Baron Funds bought more Vitalink stock during the past year at prices not much changed from its initial public offering price in 1992. Still few analysts follow the company.

Media and Entertainment

Although we normally avoid like the plague businesses we perceive to be poorly managed, Telemundo, the second largest Hispanic television broadcaster was an exception. When its share price fell after reporting continued disappointing ratings last summer, we purchased its stock. We believed that either its management would be changed or that its business would be sold, either as a second Spanish network or as an assembly of stations that could compliment an existing conventional network. We have been well rewarded. Telemundo's share price has jumped nearly 75% above our purchase cost. Last week it was reported that the company's 40% shareholder has made a proposal to acquire the entire business. Due to Telemundo's disappointing results, small size and even smaller float, few analysts follow the company. We had become knowledgeable about Telemundo through our research on Univision and Heftel.

-------------------------------------------------------------------------------
PORTFOLIO SALES

Baron Funds is a long term investor in businesses, not a short term trader of stocks. The length of time we invest in businesses can usually be measured in years, not months. This contrasts to many mutual funds which turnover their portfolios, (replace their investments) annually. Baron Asset Fund's annual portfolio turnover in fiscal 1997 was 13%, Baron Growth & Income Fund's, 25%. Baron Asset Fund, on average, invests in businesses for nearly eight years, Baron Growth & Income Fund for four years. The benefits to Baron Funds' shareholders? Lower transaction costs for one. Lower income taxes on gains, if you're a taxable shareholder, for another. And finally, and perhaps most importantly, as long term investors in businesses we believe we are better able to understand and anticipate and benefit from the prospects for a business and its management.

But, our record is not perfect. We, too, make mistakes in our assessments of businesses and managements. When we recognize we have made an error, we sell, regardless of whether or not an investment is profitable. Sometimes our investments are priced to fully anticipate many years of earnings growth with little or no recognition accorded business risk. In those instances, we may reduce or eliminate an investment to make room for another we deem more attractive.

Business Services

Baron Funds sold home healthcare provider Olsten's shares at a loss after we had become worried about the profitability of newly signed managed care contacts. The trends to fewer visits per managed care patient and lower fees per visit had become evident. Hospital referrals to captive homecare agencies were under investigation for fraud and abuse by the Office of the Inspector General. This was an important concern since we had expected the company's relationship with Columbia HCA to boost profits. Finally, the company's management had repeatedly cancelled and rescheduled our attempted visits to their offices, not generally a good sign.

Communications

Communications satellite operator Globalstar's shares were sold after we had about quadrupled our investment in a little more than a year. Although we continue to believe this project has attractive prospects, its rapid share price appreciation before its satellites were successfully launched and its new service instituted increased the investment risk.

We purchased shares of Palmer Wireless through a secondary stock offering. I had previously met, and immediately liked and admired, that cellular telephone company's management and business strategy. Proceeds from the Palmer stock offering were used to repay debt and were intended to allow the company to pursue acquisitions in fast growing, southeastern U.S.' rural

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markets. Palmer Wireless' share price dropped sharply when competitive pressures we had not expected for years occurred in months. When Palmer was acquired soon afterwards, our losses were sharply reduced, but not eliminated.

Government Privatization

Private prison operator Wackenhut Corrections was sold after about threefold share price appreciation. We elected, instead, to increase our investment in Corrections Corporation of America (CCA), the largest private prison operator. CCA earns significantly more per managed prison bed per day than Wackenhut. The newly public CCA Prison REIT should help CCA accelerate its growth.

Retailers

Pet store operator Petco Animal Supplies was sold, although I just love the stores, after regional competition with Petsmart accelerated and Petco continued to issue shares at prices we felt were unjustified to pay for store acquisitions. We about doubled our money in Petco.

When Heilig Meyers installed new marketing executives following two years of faltering same store sales, credit losses stubbornly above our expectations and retail sales stimulated only by zero down payments and low prices, we finally gave up and sold our stock. Our investment in Heilig Meyers was not profitable.

Finance

We purchased Mercury Finance Company's shares from May 1996 through the end of September 1996. When I visited the company in late September, my third visit with its management since May, I decided I had misjudged the company's long term prospects. The company's embryonic small loans business in Hispanic communities was growing much less rapidly than I had anticipated, and, the company's core used car loans business had become much more competitive. Loans had become more expensive to purchase, and, it was explained to me, defaults to other dealers were increasing significantly. This information only heightened my concerns about Mercury. From October through early December we sold our entire Mercury shareholdings. There were three brokerage firms recommending purchase of Mercury's shares at the time and the company had announced a share repurchase. We had a modest loss on this transaction, less than 10%, but it clearly could have been a lot worse. Fraudulent accounting was disclosed by Mercury in February 1997. Mercury's shares have since fallen about 90%.

-------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Nearly 700 shareholders attend Sixth Annual Baron Investment Conference, New York City, October 24.

The First Annual Baron Investment Conference in 1992 had about 80 guests . . . 65 of whom were family and friends I had to nearly beg to attend. This year, a week before the conference, we had already received more than 1100 requests to attend and were receiving 30 to 40 additional requests daily. We were then unable to accept additional reservations. We also called back about 100 prospective shareholders and offered them Baron Funds' "party favor" t-shirts and copies of my speech to forgo attendance.

Chief executives from five companies in which Baron Funds is a shareholder spoke this year. They each described their businesses, prospects and strategies and then answered questions from our shareholders. Chairman Adam Aaron previewed Vail's new media campaign (we don't think you should wait to visit
Vail); President Doug Becker spoke for a half hour without notes and without hesitation about Sylvan Learning's tutoring, testing, credentialing and distance learning businesses; Chairman Jay Stein walked us through Stein Mart's stores . . . using slides, of course; Chairman Mac Tichenor described opportunities for Heftel Broadcasting's radio business that the rapidly increasing U.S. Hispanic population presents; and Chairman Stewart Bainum, in especially good humor, described Manor Care Health Services' significant opportunity in assisted living unit development (if your parent or loved one needs to live in one of these places, Manor Care's are the best!).

Following presentations by these executives, I spoke about our "kick the tires" research, several of my more interesting travel and meetings experiences, personal values and what we look for as we travel around the country visiting companies and their executives. Our five senior analysts helped me answer questions from our guests for the next forty-five minutes.

We believe our annual meetings help Baron Funds' shareholders better understand the prospects for the businesses in which their savings are invested. We think it is useful for our shareholders to each year have the opportunity to question me . . . and our analysts . . . to be able to "kick the tires" of their investments in Baron Funds.

Many of our guests traveled quite far to attend our conference. We are appreciative of your interest and the time and effort you spent to be with us that morning, whether you traveled a long distance or came from nearby. We gave our guests "party-favor" Baron Funds-NYC 1997 t-shirts. Our t-shirts this year, definitely our coolest yet, were designed by New York City pop artist Peter Max. Shareholders who were unable to attend, but who would like a t-shirt, should call us at 1-800-99-BARON. Of course, there will be no charge. Many of our conference attendees asked afterwards if my formal remarks and slides could be made available. We have made copies of my speech. Any shareholder who would like a copy should call us. We'd be happy to furnish it.

Baron Funds continues to receive very favorable media coverage.

During the past few months, we have been mentioned in more articles than at any time I can remember. Most coverage has been favorable. We believe press interest is helpful and allows our shareholders to learn more about Baron Funds, to assist them, as do, we hope, our shareholder letters, quarterly conference calls with financial advisors and annual investment conferences, "kick the tires" of their investments in Baron Funds.

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  B A R O N    A S S E T    F U N D
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Recent articles' coverage can be broadly classified into four topics: mutual fund supermarkets; Baron Funds' investment process; the introduction of the new Baron Small Cap Fund; and top performing mutual funds. Crain's New York; USA Today; Smart Money; The New York Times; and Fund Marketing Alert all described mutual fund "supermarkets" and the rapid growth of this distribution channel. Baron Funds was featured prominently since it was frequently described as a prime beneficiary of Schwab's OneSource and Fidelity's FundsNetwork. The long term investment performances of Baron Asset Fund and Baron Growth & Income Fund rank near the top of funds included in the supermarkets. Baron Asset Fund has been included on Schwab's Select List of top performing funds virtually since that list's inception.

Recent articles in Investors Business Daily and Forbes wrote about our investment process, how we choose businesses in which to invest. Both described our reliance upon long lived "mega-trends" and investment themes.

The introduction of Baron Small Cap Fund on September 30, 1997 received amazingly broad coverage. The Street.com; Dow Jones Newswire; The Wall Street Journal; Barron's; Money; Reuters; Sage.AOL; Fundsnet; Bloomberg News and Smart Money Interactive all wrote about our new fund and its portfolio manager, Cliff Greenberg.

Baron Asset Fund was ranked as a "top fund" in recent articles in Consumers Digest; Funds Net Digest; Entrepeneur; Your Money; Fortune; Forbes; USA Today; and, Money.

Finally, Smart Money Interactive on October 31, in an outlier article, wrote about Baron Funds' annual investment conference in an article modestly titled, "Mr. Popularity."

I'm usually critical of pictures of me included in articles because, I suppose, they clearly show that I'm no longer 27 years old. But, this summer I finally found a picture of me that I liked. Crain's New York caught me in a flattering casual pose in a neat summer suit with a t-shirt. I thought I looked great, sort of a cross between Don Johnson and Bruce Willis. "Ronnie, I just saw your picture in Crain's," our good friend said as she called to compliment me. "You looked so handsome. You looked just like Paul Simon," she gushed. Not exactly what I expected to hear, of course.

Baron Funds performed well in 1997. Tax efficient due to low turnover. Our taxable dividends to Baron Funds' shareholders will be either nominal or non-existent.

As a long term investor in businesses, not a short term trader of stocks, Baron Funds has been tax efficient. For the fiscal year ended September 30, 1997, Baron Asset Fund increased in value 33.8% per share. The Fund will not, however, be required to distribute taxable dividends this year to its shareholders. Baron Asset Fund had a net realized loss, for tax purposes, in the year just ended that will be carried forward to fiscal 1998. About $26 million in capital gains will be sheltered from taxes next year by our loss carryforward. Baron Asset Fund's most successful investments, those responsible for its largest gains, have been held for several years, and taxable gains, to date, have been avoided. For example, Baron Asset Fund has been a shareholder in Robert Half since 1991, Charles Schwab since 1992, Manor Care since 1989, Mirage Resorts since 1987 and DeVry since 1990. In the above mentioned instances, our listed investments have appreci-ated several fold since their initial purchases and continue to offer potential for significant additional gain.

Thank you for investing in Baron Funds.

We recognize it cannot be an easy decision for most individuals and their families when choosing mutual funds in which to invest. It must be especially difficult when you must consider how to invest your hard earned savings to fund your retirement, your children's education or a new home. We understand the task must be even more daunting since there are now more mutual funds than there are stocks. We hope our shareholder letters, interviews in the press and annual investment conferences have made it easier for you to determine if Baron Funds represents an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,


/s/ Ronald Baron
--------------------
Ronald Baron
President
November 22, 1997

BARON FUNDS LOGO

---------------------------------------------------
    BARON GROWTH
2   & INCOME FUND
    HIGHLIGHTS
---------------------------------------------------
PERFORMANCE ................................10

OTHER DEVELOPMENTS .........................11



































767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

BARON GROWTH & INCOME FUND



ANNUAL REPORT                      o                         SEPTEMBER 30, 1997



Dear Baron Growth & Income
Fund Shareholder:

--------------------------------------------------------------------------------
PERFORMANCE

Baron Growth & Income Fund was founded on January 3, 1995, a little less than three years ago. Baron Growth & Income's performance, from its inception an approximate gain of 155%, 40% per year, has exceeded our stated objectives. Baron Growth & Income Fund invests in businesses which we expect to double their intrinsic value, their income producing potential, every three to five years. We expect our investments in these businesses, our Fund's part ownership in these businesses, to offer our shareholders similar potential returns over the long term. Of course, we cannot guarantee that we will be able to achieve our goal.

The performance of Baron Growth & Income Fund during the past year was inconsistent. The Fund gained 2.3% in value during the first six months, 34.0% in the second six months. The Fund's performance was similar to that of the small cap market indexes, both of which underperformed the S&P 500 in the first half and outperformed in the second half. The businesses in which the Fund is a shareholder, however, grew steadily and strongly throughout the entire period. Strong capital appreciation was recorded this year throughout our investment portfolio. Discount broker and mutual fund distributor Charles Schwab; hotel franchisor Choice Hotels; Hispanic radio broadcaster Heftel; nursing home and assisted living operator Manor Care; hotel REIT Starwood Lodging; provider of highly specialized temporary professional workers Robert Half; contract manufacturer Flextronics; and privatized prison manager Corrections Corporation all contributed importantly to our performance. Our REIT investments once again achieved what can only be considered spectacular success. This investment segment of our portfolio produced 49.4% total return for the twelve months. Over the long term, we continue to expect our REIT portfolio segment to yield consistant annual total returns that are substantially lower than that realized to date and that are not correlated to the overall stock market.

                             ---------------------------  ----------------------------  -----------------------------
                             PERFORMANCE YEAR             PERFORMANCE FOR               PERFORMANCE
                             TO DATE                      ONE YEAR                      SINCE INCEPTION
                             THROUGH SEPTEMBER 30, 1997   THROUGH SEPTEMBER 30, 1997    JANUARY 3, 1995 CUMULATIVE
                                                                                        THROUGH SEPTEMBER 30, 1997
BARON ASSET FUND             30.7%                        37.1%                         155%
S&P 500*                     29.6%                        40.4%                         119%
RUSSELL 2000*                26.6%                        33.2%                          89%
                             ---------------------------  ----------------------------  -----------------------------

* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL:
  THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

Unlike most growth and income funds, Baron Growth & Income Fund concentrates its investments in fast growing, well managed, very profitable small and mid-sized businesses. It also invests about 30-35% of its assets in income producing securities, primarily real estate investment trusts and convertible bonds issued by small cap businesses. Most growth and income funds concentrate their investments, instead, in S&P 500 stocks, large, mature, slower growing, economically sensitive companies with substantial dividends. Large mature companies usually have less attractive opportunities to invest capital in their businesses and choose, instead, to return capital to their shareholders as dividends. We expect that Baron Growth & Income Fund's investments in smaller, growth businesses managed by entrepeneurs will outperform, in the long term, the slower growing, ponderous, less profitable larger cap businesses.

Baron Growth & Income Fund's long term performance ranks highly.

Baron Growth & Income Fund is ranked by Lipper Analytical as the number one performing growth and income fund from its inception on January 3, 1995 through September 30, 1997. Lipper includes 403 growth and income funds in its universe against which Baron Growth & Income is measured. Baron Growth & Income is more conservatively managed than most small cap funds. This can be readily seen since nearly 30% of its assets are invested in income producing securities. Nevertheless, Baron Growth & Income would be ranked among the top 1% of small cap funds by Lipper Analytical were it considered by Lipper a small cap fund.

Morningstar classifies Baron Growth & Income as a small cap growth fund. That firm eliminated its growth and income category last year. Morningstar does not rank funds for performance that are less than three years old. Morningstar comments in its November writeup about Baron Growth & Income that . . . "[the Fund's] income holdings are meant to soften the Fund's volatility relative to its sibling's [Baron Asset] . . . Its income producing stocks hardly make the fund a pussycat, though. Most are REITs which have seen some big swings in recent years . . . Still, Baron Asset's good risk scores suggest that this fund should at least dish out less downside volatility than most of its small growth peers. Yet it has been every bit the speed demon its sibling has been . . . Indeed, this fund's performance so far has shined as brightly as its sibling's. If it can deliver the same exemplary tax efficiency, it will be an outstanding growth holding." Morningstar will rank Baron Growth & Income Fund with stars during 1998.

-------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Sections of the preceding Baron Asset Fund annual report are relevant to your investment in Baron Growth & Income Fund. Please see the discussions titled "Investment Themes," "Portfolio Additions," "Portfolio Sales," and "Other Developments" which are applicable to both mutual funds.

Baron Growth & Income Fund performed well in 1997. Tax efficient due to low turnover. Dividend will be nominal. Baron Funds, it seems we never tire of saying, is a long term investor in businesses, not a short term trader in stocks. The benefits? Lower transaction costs, for one. Low realized gains and a correspondingly low taxable dividend, for another . . . an important benefit if you're a taxpaying shareholder. Although Baron Growth & Income achieved strong 37.1% annual performance in the fiscal year ended September 30, we estimate Baron Growth & Income Fund will distribute to its shareholders a dividend of about $0.11 in December.

Thank you for investing in Baron Growth & Income Fund.

Thank you for joining us as fellow shareholders in Baron Growth & Income Fund. We recognize it cannot be an easy choice for most individuals when deciding in which mutual funds to invest your hard earned savings. This must be an especially difficult decision when mutual funds are intended to secure your retirement, your children's education or a new home. We understand the process must be even more intimidating when it is recognized that there are now even more mutual funds than there are stocks.

We hope that our quarterly reports, annual investment conferences and published interviews have helped you determine if Baron Funds are an appropriate investment for you and your family. We are appreciative of the confidence you have displayed in us by joining us as fellow shareholders in Baron Growth & Income Fund. We will continue to work hard to justify your confidence. Again, thank you.



Sincerely,


/s/ Ronald Baron
-------------------
Ronald Baron
President
November 22, 1997

BARON FUNDS LOGO


---------------------------------------------------
   | BARON SMALL
3  |
   | CAP FUND
---------------------------------------------------

LETTER FROM RON BARON.......................12

INTERVIEW WITH
CLIFF GREENBERG AND
MORTY SCHAJA ...............................12



































767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

BARON SMALL CAP FUND


SHAREHOLDER LETTER



Dear Baron Small Cap
Fund Shareholder:

-------------------------------------------------------------------------------
WELCOME!

I am pleased to welcome you as fellow shareholders of our newest mutual fund, Baron Small Cap Fund. Baron Small Cap Fund began operations on October 1, 1997. The Fund was offered in a subscription period during the month of September through Charles Schwab & Co. and Baron Capital, Inc., the Fund's distributor. At November 21, 1997 approximately $268 million had been invested in the Fund.

I am delighted with the prospect of working on Baron Small Cap with my friend Cliff Greenberg, who will serve as portfolio manager of the Fund. I have known Cliff for fourteen years and am confident that our new Fund's shareholders will come to appreciate Cliff's skills as an analyst and money manager . . . as I have.

We believe that Baron Small Cap Fund, along with our two other small cap funds, will more fully address the investment needs of our shareholders.

Thank you for the confidence you have shown in us by investing in Baron Small Cap Fund. Cliff, Morty and I, as well as Baron Funds' other investment professionals, will work hard to justify your confidence. Again, thanks.

Sincerely,


/s/ Ronald Baron
---------------------
Ronald Baron
President

November 22, 1997

An interview with Cliff Greenberg, Portfolio Manager of Baron Small Cap Fund and Morty Schaja, Chief Operating Officer of Baron Funds.

QUESTION: Will Baron Small Cap Fund be managed in a fashion similar to Baron Asset Fund and Baron Growth & Income Fund?

MORTY: Yes. Baron Funds believes we can gain an investment advantage through our independent and exhaustive research of companies. Baron Funds' investment approach is based upon our belief that we can purchase great companies with exciting growth prospects at attractive prices. We are long-term investors in very profitable, fast growing businesses run by great management teams. Cliff Greenberg will manage Baron Small Cap Fund utilizing our philosophy and approach to investing.

Q: Why another small cap fund?

MORTY: Baron Small Cap Fund complements our two existing mutual funds. Baron Asset Fund's objective is to seek capital appreciation through investments in securities of small and medium-sized companies with undervalued assets or favorable growth prospects. The vast majority of Baron Asset Fund's investments continue to be small cap companies when we initially invest. Over time, many of the businesses in which that Fund has invested have become very successful and have grown significantly. As a result, although Baron Asset Fund continues to make most of its new investments in smaller companies, about 20% of our portfolio is now invested in businesses with market caps that exceed $2 billion. Baron Asset Fund remains a shareholder in these companies since they continue to offer our shareholders an expected return of at least 50% over two years.

--------------------------------------------------------------------------------
 B A R O N   S M A L L   C A P   F U N D
--------------------------------------------------------------------------------

Since Baron Small Cap Fund will invest nearly all its assets in businesses with market caps below $1 billion, it will offer investors an investment fund that will have a lower median market cap than Baron Asset Fund.

Baron Growth & Income Fund will continue to invest on average 30% - 35% of its portfolio in income producing securities. This approach offers investors a more conservative investment fund that utilizes our philosophy and approach to investing within the small cap universe.

We're excited about the prospects for our two established funds, as well as for the new Baron Small Cap Fund. Investing in smaller companies may entail more risk. Please read the prospectus regarding special risks associated with investing in smaller companies.

Q: Cliff, what is your background and experience in investing in small cap companies?

CLIFF: I've worked as an analyst and portfolio manager for nearly fourteen years. While attending Columbia University Law School, after I had received an undergraduate degree from Cornell University, I studied investment analysis at the business school.

Upon graduation from Columbia Law School, I chose not to practice law, and instead joined a private investment partnership. That partnership was managed by one of the three founding partners of one of the first, and most successful, investment hedge funds started in the 1960s. I worked at this partnership for the next thirteen years and became a general partner seven years ago. I concentrated principally on small cap equities for our partnership. So, I have managed money within the small cap universe since I graduated law school.

Q: What is your approach to investing?

CLIFF: My approach to investing is eclectic, but I try to invest in good businesses that have exciting long term growth prospects, and are run by great people. My goal is to find companies in which I can remain a shareholder for a long time. I invest in growth companies, but don't like to pay high valuations. I spend my time learning about the companies in which I'm investing by getting to know the people who are running them, by spending time with their executives and others in an industry, and by learning about their business' prospects. I try to develop strong relationships with company managements so that we can stay abreast of what's happening in their businesses, and make sure that the companies are progressing as we had hoped. I look for companies where I believe the prospects are very good and where, from a public equity standpoint, we can make a lot of money by being shareholders. Of course, we may not achieve our investment objectives. My investment style, like that of the other Baron Funds, can be categorized as a value orientation toward growth.

Q: How will Cliff fit into the overall structure at Baron Funds?


MORTY: Cliff has already proven to be a very valuable asset since he joined the firm as a senior analyst in January.

Over the years Ron has known many people in the investment community. Cliff was one of the few money managers who think and invest for the long-term as we do at Baron Funds. We are excited to have him as part of our team. It is part of my job at Baron Funds to create an environment in which Cliff will be able to benefit from our firm's research capabilities, risk management tools and trading desk operation.

Cliff joins Baron Funds with well-honed skills as a stock picker and money manager. Ron will work closely with Cliff, providing guidance based on Ron's extensive portfolio management experience. We also expect Cliff to continue to provide research support to Ron.

Q: Where are there opportunities in today's market?

CLIFF: There are many fertile areas today. I believe there are always businesses that have superior long-term prospects and are mispriced. This allows investors to buy great businesses at attractive prices. Through our research, we identify companies whose growth prospects have not yet been appreciated by other investors and are selling at prices where we have the potential to make at least a 50% return on our investment over two years.

Every day the marketplace creates new value opportunities or special situations, based upon normal market mechanisms and corporate events. In the current market environment, there are many such investment opportunities.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------

The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $2.0 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.

Baron Asset Fund
-----------------------------------------------------------------
                                            Equity        % of
Company                                   Market Cap    Portfolio
-----------------------------------------------------------------
                                           ('000s)

                   Large Capitalization
-----------------------------------------------------------------
Charles Schwab Corp.  .................   9,494,700        5.8%
Mirage Resorts, Inc.  .................   5,386,681        1.6
Robert Half Intl., Inc.  ..............   3,752,795        2.8
Starwood Lodging Trust   ..............   3,632,864        0.8
TV Azteca .............................   3,519,382        0.2
Corrections Corp. of America   ........   3,310,829        1.7
Public Storage, Inc.  .................   3,050,901        0.2
Circus Circus Enterprises, Inc. .......   2,394,122        1.1
Promus Hotel Corp. ....................   2,276,654        0.6
Vornado Realty Trust  .................   2,255,685        0.2
Manor Care, Inc.   ....................   2,218,108        5.9
Outdoor Systems, Inc.    ..............   2,119,635        0.5
Stewart Enterprises, Inc. CL A ........   2,050,738        1.9
                                                         -----
                                                          23.2%

                   Medium Capitalization
-----------------------------------------------------------------
Quorum Health Group, Inc.   ...........   1,814,949        1.4%
Proffitt's Inc. .......................   1,790,594        0.3
Spieker Properties, Inc. ..............   1,765,807        0.7
Dollar Tree Stores, Inc. ..............   1,643,340        2.7
Nine West Group, Inc. .................   1,408,488        0.3
Kimco Realty Corp.    .................   1,403,257        0.6
Genesis Health Ventures, Inc.  ........   1,365,616        1.3
Industrie Natuzzi SPA .................   1,347,321        0.1
UlCl   ................................   1,301,886        0.2
Bristol Hotel Co.  ....................   1,219,053        2.9
Sylvan Learning Systems, Inc.  ........   1,215,162        0.7
American Radio Systems Corp.   ........   1,152,287        2.4
Choice Hotels Intl. Inc.    ...........   1,148,705        6.2
Heftel Broadcasting Corp.   ...........   1,135,417        3.8
Culligan Water Tech., Inc.  ...........   1,134,360        0.5
Sun Intl. Hotels, Ltd.   ..............   1,128,392        2.0
Storage USA, Inc.  ....................   1,110,281        0.2
Williams-Sonoma, Inc. .................   1,102,651        0.3
DeVry, Inc.  ..........................   1,030,897        1.1
The Registry, Inc. ....................   1,008,523        0.8
                                                         -----
                                                          28.2%

                   Small Capitalization
-----------------------------------------------------------------
Universal Outdoor Hldgs, Inc.  ........     987,300        0.5%
Delta and Pine Land Co.  ..............     906,690        0.9
Polo Ralph Lauren  ....................     897,524        0.9
Vail Resorts, Inc.    .................     893,611        3.3

-----------------------------------------------------------------
                                            Equity        % of
Company                                   Market Cap    Portfolio
-----------------------------------------------------------------
                                           ('000s)

                   Small Capitalization (Continued)
-----------------------------------------------------------------
OM Group, Inc.   ......................    882,100         1.4%
Seacor Smit, Inc.   ...................    857,088         0.9
NTL, Inc.  ............................    846,743         2.2
CCA Prison Realty Trust   .............    814,494         2.9
Stein Mart, Inc. ......................    759,211         0.9
Flextronics Intl. Ltd. ................    747,332         2.0
Budget Group, Inc.  ...................    742,533         0.7
Premier Parks, Inc. ...................    690,863         0.9
Univision Communications, Inc.  .......    651,543         0.3
Cross Timbers Oil Co.  ................    643,159         2.0
Learning Tree Intl., Inc.    ..........    629,607         1.5
Libbey, Inc.  .........................    613,004         0.9
American Freightways Corp.   ..........    597,854         0.1
Sun Communities, Inc.  ................    584,332         0.4
Vitalink Pharmacy Svcs., Inc.   .......    545,345         0.6
Choicepoint, Inc.   ...................    540,779         0.3
Smart and Final, Inc.  ................    529,667         1.6
Metro Networks, Inc.   ................    498,569         1.2
Equity Corp. Intl.  ...................    483,804         0.2
Redwood Trust, Inc. ...................    449,823         0.3
Central European Media ................    447,581         0.2
Alexander's, Inc.   ...................    411,332         0.5
Young Broadcasting, Inc.  .............    404,869         1.0
Education Management Corp.   ..........    382,528         0.5
American HomePatient, Inc.   ..........    341,366         0.2
Profit Recovery Group Intl.  ..........    332,698         0.1
Marcus Corp.  .........................    327,540         0.4
Columbus Realty Trust  ................    324,354         0.2
Avatar Holdings, Inc.  ................    304,683         0.8
Shaw Group, Inc.    ...................    273,254         0.3
American Mobile Satellite Corp. .......    257,726         1.1
Cox Radio, Inc.  ......................    247,734         0.7
Telemundo Group, Inc.  ................    243,845         0.4
Chartwell Leisure, Inc.   .............    222,891         0.4
Saga Communications, Inc. .............    216,965         1.7
CoreComm, Inc.   ......................    215,721         0.7
DVI, Inc.  ............................    176,646         0.8
Youth Services Intl., Inc.   ..........    165,674         0.6
Pediatric Services of America, Inc.....    146,889         0.7
Kenneth Cole Productions, Inc.  .......    120,223         0.3
USA Truck, Inc.  ......................    112,308         0.2
Summit Care Corp.   ...................     99,946         0.2
                                                         -----
                                                          38.9%

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Baron Growth & Income Fund
-------------------------------------------------------------------------------
                                           Equity         % of
Company                                  Market Cap     Portfolio
-----------------------------------------------------------------
                                          ('000s)

                   Large Capitalization
-----------------------------------------------------------------
Franklin Resources, Inc.  ............. 11,739,524         1.2%
Charles Schwab Corp.   ................  9,494,700         7.0
Mirage Resorts, Inc.   ................  5,386,681         1.2
Crescent Real Estate Equities, Co. ....  4,497,680         0.4
Robert Half Intl., Inc.   .............  3,752,795         2.8
Starwood Lodging Trust ................  3,632,864         2.6
Corrections Corp. of America ..........  3,310,829         2.6
Public Storage, Inc.   ................  3,050,901         1.3
Circus Circus Enterprises, Inc. .......  2,394,122         0.6
Vornado Realty Trust   ................  2,255,685         1.2
Manor Care, Inc.    ...................  2,218,108         6.1
Stewart Enterprises, Inc. CL A  .......  2,050,738         1.3
                                                         -----
                                                          28.3%

                   Medium Capitalization
-----------------------------------------------------------------
Quorum Health Group, Inc. .............  1,814,949         1.2%
Spieker Properties, Inc.  .............  1,765,807         2.4
Dollar Tree Stores, Inc.  .............  1,643,340         2.3
Kimco Realty Corp.  ...................  1,403,257         1.3
Boston Properties, Inc.   .............  1,269,647         1.0
Sylvan Learning Systems, Inc.   .......  1,215,162         0.4
American Radio Systems Corp. CL A  ....  1,152,287         4.0
Choice Hotels Intl., Inc. .............  1,148,705        11.5
Heftel Broadcasting Corp.    ..........  1,135,417         3.9
Sun Intl. Hotels, Ltd.    .............  1,128,392         1.8
Storage USA, Inc.   ...................  1,110,281         1.6
DeVry, Inc.   .........................  1,030,897         1.3
                                                         -----
                                                          32.6%

                   Small Capitalization
-----------------------------------------------------------------
Reckson Associates Realty Corp.    ....    918,083         0.7%
Delta and Pine Land Co.   .............    906,690         1.0
Vail Resorts, Inc.  ...................    893,611         1.2
OM Group, Inc.   ......................    882,100         1.4
Seacor Smit, Inc.   ...................    857,088         0.5
NTL, Inc.  ............................    846,743         2.2
CCA Prison Realty Trust   .............    814,494         2.5
Stein Mart, Inc. ......................    759,211         1.0
Flextronics Intl. Ltd. ................    747,332         1.9
Cross Timbers Oil Co.  ................    643,159         1.7
Learning Tree Intl., Inc. .............    629,607         1.2
CBL & Associates, Inc. ................    623,174         0.6
Sun Communities, Inc.  ................    584,332         1.7
Healthcare Realty Trust, Inc.   .......    547,536         0.8
Smart and Final, Inc.  ................    529,667         2.3
Metro Networks, Inc.   ................    498,569         0.9
Redwood Trust, Inc. ...................    449,823         1.0

-----------------------------------------------------------------
                                           Equity         % of
Company                                  Market Cap     Portfolio
-----------------------------------------------------------------
                                          ('000s)

                   Small Capitalization (Continued)
-----------------------------------------------------------------
Pierce Leahy Corp.  ...................    438,042         1.4%
Southern Union Co.  ...................    417,373         1.7
Alexander's, Inc.   ...................    411,332         0.4
Counsel Corp. .........................    390,334         1.5
Education Management Corp.   ..........    382,528         0.4
Marcus Corp.  .........................    327,540         0.6
Columbus Realty Trust  ................    324,354         1.5
Avatar Holdings, Inc.  ................    304,683         0.3
Medallion Financial Corp. .............    279,488         1.0
SL Green Realty Corp.  ................    278,855         0.3
American Mobile Satellite Corp.    ....    257,726         1.7
Saga Communications, Inc. .............    216,965         1.7
DVI, Inc.  ............................    176,646         0.9
Children's Comprehensive
   Services, Inc.   ...................    168,023         0.8
Pediatric Services of America, Inc.....    146,889         1.0
                                                         -----
                                                          37.7%

Table II
-------------------------------------------------------------------------------
Portfolio Risk Characteristics
-------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.

                                     Baron Asset    Baron Growth
                                        Fund        & Income Fund
                                    -------------  --------------
                                        % of            % of
                                      Portfolio      Portfolio
                                    -------------  --------------
Oil Price Sensitivity    .........      24.1%          23.4%
Leverage (Debt greater than 40% of
   Market Cap)  ..................      22.3           21.9
Foreign Sales Dependent
   (Sales greater than 10%)   ....      10.1            9.9
Volatility (Beta greater than
   1.2) ..........................      14.1           17.3
Over-the-Counter Securities    ...      28.0           23.8
Unseasoned Securities
 (Publicly owned for less than
  3 years)  ......................      32.8           30.7
 (Publicly owned for less than
  1 year)  .......................      15.4           19.2
Turnarounds  .....................       0.3            0.0
Development Companies    .........       4.2            4.3

-------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

-------------------------------------------------------------------------------
Baron Asset Fund
-------------------------------------------------------------------------------

                                  Net Asset                      Value of Shares
                                    Value                       Owned, if Initial
 Date         Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------------------------------------------------------------------------------
06/12/87       $      108,728     $ 10.00                            $10,000
-------------------------------------------------------------------------------------
06/30/87            1,437,521       10.71                             10,710
-------------------------------------------------------------------------------------
09/30/87            3,905,221       11.95                             11,950
-------------------------------------------------------------------------------------
12/31/87            4,406,972       10.10       $ 0.197               10,298
-------------------------------------------------------------------------------------
03/31/88            6,939,435       11.56                             11,786
-------------------------------------------------------------------------------------
06/30/88            9,801,677       12.68                             12,928
-------------------------------------------------------------------------------------
09/30/88           11,734,509       12.98                             13,234
-------------------------------------------------------------------------------------
12/31/88           15,112,031       12.87         0.701               13,843
-------------------------------------------------------------------------------------
03/31/89           22,269,578       14.75                             15,864
-------------------------------------------------------------------------------------
06/30/89           31,397,929       16.06                             17,273
-------------------------------------------------------------------------------------
09/30/89           47,658,616       17.22                             18,521
-------------------------------------------------------------------------------------
12/31/89           49,007,084       14.66         1.409               17,299
-------------------------------------------------------------------------------------
03/31/90           50,837,946       13.87                             16,367
-------------------------------------------------------------------------------------
06/30/90           54,413,786       14.32                             16,898
-------------------------------------------------------------------------------------
09/30/90           40,002,612       10.88                             12,838
-------------------------------------------------------------------------------------
12/31/90           42,376,625       11.75         0.198               14,100
-------------------------------------------------------------------------------------
03/31/91           47,104,889       13.88                             16,656
-------------------------------------------------------------------------------------
06/30/91           45,600,730       13.81                             16,572
-------------------------------------------------------------------------------------
09/30/91           47,409,180       14.80                             17,760
-------------------------------------------------------------------------------------
12/31/91           46,305,042       15.71         0.035               18,895
-------------------------------------------------------------------------------------
03/31/92           48,011,634       16.72                             20,109
-------------------------------------------------------------------------------------
06/30/92           42,289,409       15.28                             18,377
-------------------------------------------------------------------------------------
09/30/92           43,816,305       16.20                             19,484
-------------------------------------------------------------------------------------
12/31/92           47,955,530       17.73         0.162               21,522
-------------------------------------------------------------------------------------
03/31/93           50,015,244       18.82                             22,845
-------------------------------------------------------------------------------------
06/30/93           52,432,090       19.70                             23,912
-------------------------------------------------------------------------------------
09/30/93           59,916,570       21.91                             26,595
-------------------------------------------------------------------------------------
12/31/93           64,069,114       21.11         0.774               26,576
-------------------------------------------------------------------------------------
03/31/94           63,099,109       20.69                             26,047
-------------------------------------------------------------------------------------
06/30/94           68,880,300       20.40                             25,682
-------------------------------------------------------------------------------------
09/30/94           80,258,542       22.82                             28,728
-------------------------------------------------------------------------------------
12/31/94           87,058,228       22.01         0.656               28,547
-------------------------------------------------------------------------------------
03/31/95          160,603,528       24.29                             31,505
-------------------------------------------------------------------------------------
06/30/95          202,259,502       25.79                             33,450
-------------------------------------------------------------------------------------
09/30/95          289,973,331       29.30                             38,003
-------------------------------------------------------------------------------------
12/31/95          353,095,409       29.74         0.034               38,618
-------------------------------------------------------------------------------------
03/31/96          638,297,904       34.14                             44,332
-------------------------------------------------------------------------------------
06/30/96        1,124,647,802       36.65                             47,591
-------------------------------------------------------------------------------------
09/30/96        1,166,057,654       35.50                             46,098
-------------------------------------------------------------------------------------
12/31/96        1,326,321,785       36.23         0.039               47,097
-------------------------------------------------------------------------------------
03/31/97        1,663,347,667       34.98                             45,472
-------------------------------------------------------------------------------------
06/30/97        2,306,228,855       41.74                             54,260
-------------------------------------------------------------------------------------
09/30/97        3,224,498,394       47.43                             61,656
-------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Baron Growth & Income Fund
-------------------------------------------------------------------------------

                                   Net Asset                    Value of Shares
                                     Value                     Owned, if Initial
 Date           Fund Net Assets    Per Share    Dividends    Investment was $10,000*
-------------  -----------------  -----------  -----------  ------------------------
    01/03/95     $    741,000      $ 10.00                          $10,000
------------------------------------------------------------------------------------
    03/31/95        3,425,507        11.78                           11,780
------------------------------------------------------------------------------------
    06/30/95        7,231,619        13.18                           13,180
------------------------------------------------------------------------------------
    09/30/95       28,632,467        14.77                           14,770
------------------------------------------------------------------------------------
    12/31/95       41,043,705        15.11        0.142              15,254
------------------------------------------------------------------------------------
    03/31/96       77,337,831        16.90                           17,061
------------------------------------------------------------------------------------
    06/30/96      172,070,435        18.20                           18,373
------------------------------------------------------------------------------------
    09/30/96      207,234,494        18.40                           18,575
------------------------------------------------------------------------------------
    12/31/96      243,983,507        19.04        0.255              19,483
------------------------------------------------------------------------------------
    03/31/97      273,907,177        18.57                           19,002
------------------------------------------------------------------------------------
    06/30/97      316,981,759        21.82                           22,328
------------------------------------------------------------------------------------
    09/30/97      390,831,861        24.89                           25,469
------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

-------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------
BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1997

One year                                                         33.8%
-------------------------------------------------------------------------
Two years                                                        27.4%
-------------------------------------------------------------------------
Three years                                                      29.0%
-------------------------------------------------------------------------
Four years                                                       23.4%
-------------------------------------------------------------------------
Five years                                                       25.9%
-------------------------------------------------------------------------
Ten years                                                        17.8%
-------------------------------------------------------------------------
Since inception June 12, 1987                                    19.3%
-------------------------------------------------------------------------
BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                        Period ended September 30, 1997

One year                                                         37.1%
-------------------------------------------------------------------------
Two years                                                        31.3%
-------------------------------------------------------------------------
Since inception January 3, 1995                                  40.5%
-------------------------------------------------------------------------
The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------
September 30, 1997
                                                               Market
Shares                                                         Value
-------------------------------------------------------------------------
Common Stocks (92.76%)
-------------------------------------------------------------------------
                  Amusement and Recreation Services (9.24%)
      1,400,000   Circus Circus Enterprises, Inc.*          $ 35,262,500
        445,000   Marcus Corp.                                12,960,625
      1,655,000   Mirage Resorts, Inc.*                       49,856,875
        767,200   Premier Parks, Inc.*                        28,961,800
      1,890,000   Sun Intl. Hotels, Ltd*#                     65,205,000
      3,950,000   Vail Resorts, Inc.*#                       105,662,500
                                                            -------------
                                                             297,909,300
                  Business Services (7.04%)
        645,000   Budget Group, Inc.*                         21,285,000
        215,000   Choicepoint, Inc.                            8,035,625
        320,000   Culligan Water Tech., Inc.*                 14,720,000
        252,000   Equity Corp. Intl.*                          5,874,750
        125,000   Profit Recovery Group Intl. *                2,281,250
        525,000   The Registry, Inc.*                         24,215,625
      2,197,500   Robert Half Intl., Inc.*                    90,921,562
      1,361,000   Stewart Enterprises, Inc. CL A              59,543,750
                                                            -------------
                                                             226,877,562
                  Chemical (1.36%)
      1,100,000   OM Group, Inc.                              43,931,250

                  Communications (2.86%)
      3,500,000   American Mobile Satellite Corp.*#           35,875,000
      1,275,000   CoreComm, Inc.*#                            21,037,500
      1,338,500   NTL, Inc.*                                  35,302,938
                                                            -------------
                                                              92,215,438
                  Education (3.82%)
      1,230,000   DeVry, Inc.*                                36,746,250
        637,500   Education Management Corp.*                 16,893,750
      1,641,700   Learning Tree Intl., Inc.*#                 46,993,662
        516,000   Sylvan Learning Systems, Inc.*              22,639,500
                                                            -------------
                                                             123,273,162
                  Energy (2.93%)
      2,630,000   Cross Timbers Oil Co.#                      64,106,250
        490,000   Seacor Smit, Inc.*                          30,380,000
                                                            -------------
                                                              94,486,250
                  Financial (6.67%)
      5,182,500   Charles Schwab Corp.                       185,274,375
      1,458,200   DVI, Inc.*#                                 24,424,850
        182,000   UICI*                                        5,232,500
                                                            -------------
                                                             214,931,725
                  Food and Agriculture (0.90%)
        900,000   Delta and Pine Land Co.                     28,968,782

                  Government Services (2.03%)
      1,252,500   Corrections Corp. of America*               54,483,750
        675,000   Youth Services Intl., Inc.*#                11,095,313
                                                            -------------
                                                              65,579,063
                  Health Services (10.27%)
        297,000   American HomePatient, Inc.*                  6,831,000
      1,036,000   Genesis Health Ventures, Inc.*              40,339,250
      5,735,000   Manor Care, Inc.#                          190,688,750
        942,500   Pediatric Services of America, Inc.*#       22,030,938
      1,860,000   Quorum Health Group, Inc.*                  45,453,750
        350,600   Summit Care Corp.*#                          5,171,350
        974,300   Vitalink Pharmacy Svcs., Inc.*              20,642,981
                                                            -------------
                                                             331,158,019

-------------------------------------------------------------------------
September 30, 1997
                                                                Market
Shares                                                          Value
---------------------------------------------------------   -------------

                  Hotels and Lodging (10.14%)
      3,395,000   Bristol Hotel Co.*#                       $ 94,847,812
        783,000   Chartwell Leisure, Inc.*#                   13,017,375
     10,421,400   Choice Hotels Intl. Inc.*#                 200,611,950
        415,000   Promus Hotel Corp.*                         18,597,188
                                                            -------------
                                                             327,074,325
                  Manufacturing (2.31%)
      1,370,000   Flextronics Intl. Ltd.*#                    65,246,250
        424,000   Shaw Group, Inc.*                            9,301,500
                                                            -------------
                                                              74,547,750

      1,355,000   American Radio Systems Corp. CL A*#         64,531,875
        177,000   Central European Media*                      4,734,750
        835,000   Cox Radio, Inc.*#                           23,640,938
      1,635,000   Heftel Broadcasting Corp.*#                123,851,250
      1,230,000   Metro Networks, Inc.*#                      37,053,750
        634,000   Outdoor Systems, Inc.*                      16,642,500
      2,318,650   Saga Communications, Inc.*#                 56,227,262
        335,000   Telemundo Group, Inc.*                      11,725,000
        300,000   TV Azteca*                                   6,750,000
        392,300   Universal Outdoor Hldgs, Inc.*              14,711,250
        182,200   Univision Communications, Inc.*              9,884,350
        937,500   Young Broadcasting, Inc.*#                  32,109,375
                                                            -------------
                                                             401,862,300
                  Real Estate and REITs (7.64%)
        200,000   Alexander's, Inc.*                          16,450,000
        732,800   Avatar Holdings, Inc.*#                     24,548,800
      2,455,000   CCA Prison Realty Trust #                   92,676,250
        284,703   Columbus Realty Trust                        6,886,254
        520,000   Kimco Realty Corp.                          18,102,500
        212,000   Public Storage, Inc.                         6,280,500
        310,000   Redwood Trust, Inc.                          9,416,250
        539,000   Spieker Properties, Inc.                    21,863,188
        460,000   Starwood Lodging Trust                      26,421,250
        140,000   Storage USA, Inc.                            5,687,500
        315,000   Sun Communities, Inc.                       11,300,625
         80,000   Vornado Realty Trust                         6,795,000
                                                            -------------
                                                             246,428,117

      2,060,000   Dollar Tree Stores, Inc.*#                  86,648,750
        524,500   Kenneth Cole Productions, Inc. *#            8,555,906
        230,000   Nine West Group, Inc.*                       9,041,875
      1,095,000   Polo Ralph Lauren*                          28,675,313
        140,000   Proffitt's Inc.*                             8,295,000
      2,185,000   Smart and Final, Inc.#                      52,166,875
        875,000   Stein Mart, Inc.*                           28,656,250
        200,000   Williams-Sonoma, Inc.*                       8,550,000
                                                            -------------
                                                             230,589,969
                  Transportation (0.28%)
        200,000   American Freightways Corp.*                  3,800,000
        430,000   USA Truck, Inc.*                             5,160,000
                                                            -------------
                                                               8,960,000
                  Wholesale Trade (0.94%)
        100,000   Industrie Natuzzi SPA                        2,368,750
        780,000   Libbey, Inc.#                               27,836,250
                                                            -------------
                                                              30,205,000

--------------------------------------------------------------------------------
  B A R O N    A S S E T    F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1997
Shares or                                                     Market
Principal Amount                                              Value
-------------------------------------------------         ---------------
                 Miscellaneous (4.72%)                    $  152,193,602
                                                          ---------------
Total Common Stocks
 (Cost $2,124,396,697)                                     2,991,191,614
                                                          ---------------
-------------------------------------------------------------------------------
Convertible Preferred (0.36%)
-------------------------------------------------------------------------------

                 Media and Entertainment (0.36%)
200,000          American Radio Systems
                 Corp. 7% Conv. +                             11,500,000
                                                          ---------------
Total Convertible Preferred
 (Cost $10,000,000)                                           11,500,000
                                                          ---------------

-------------------------------------------------------------------------------
Corporate Bonds (1.37%)
-------------------------------------------------------------------------------
                 Communications (1.13%)
$20,500,000      Intl. CableTel, Inc. 7.25%
                 Conv. Sub. Notes 04/15/2005+                 22,857,500
 14,000,000      Intl. CableTel, Inc. 7%
                 Conv. Sub. Notes 06/15/2008                  13,580,000
                                                          ---------------
                                                              36,437,500
                 Government Services (0.24%)
 5,450,000       Youth Services Intl. Inc. 7.00%
                 Conv. Sub. Deb. 02/01/2006                    7,677,687
                                                          ---------------
Total Corporate Bonds
 (Cost $41,352,215)                                           44,115,187
                                                          ---------------

See Notes to Financial Statements.

-------------------------------------------------------------------------------
September 30, 1997
                                                                 Market
Principal Amount                                                  Value
-------------------------------------------------------------------------
Short Term Money Market Instruments (6.32%)
-------------------------------------------------------------------------
$103,785,000      Associates Corp. of North America 6.2%
                   10/01/97                               $  103,785,000
 100,000,000      American Express Credit Corp. 5.6%
                   10/01/97                                  100,000,000
                                                          ---------------
Total Short Term Money Market
  Instruments (Cost $203,785,000)                            203,785,000
                                                          ---------------
Total Investments
  (Cost $2,379,533,912)                                    3,250,591,801
                                                          ---------------
Liabilities Less
   Cash and Other Assets                                     (26,093,407)
                                                          ---------------
Net Assets (Equivalent to $47.43 per
  share based on 67,990,946 shares of
  beneficial interest outstanding)                        $3,224,498,394
                                                          ===============

 % Represents percentage of net assets
 + Restricted securities
 # Affiliated issuers
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $2,380,754,202. Aggregate unrealized appreciation and depreciation of investments are $905,893,430 and $36,055,831, respectively.

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1997
                                                              Market
Shares                                                        Value
-------------------------------------------------------------------------
Common Stocks (95.87%)
-------------------------------------------------------------------------
           Amusement and Recreation Services (5.52%)
  100,000  Circus Circus Enterprises, Inc.*                $  2,518,750
   80,000  Marcus Corp.                                       2,330,000
  160,000  Mirage Resorts, Inc.*                              4,820,000
  205,000  Sun Intl. Hotels, Ltd.*                            7,072,500
  180,000  Vail Resorts, Inc.*                                4,815,000
                                                           -------------
                                                             21,556,250
           Business Services (4.07%)
  262,500  Robert Half Intl., Inc.*                          10,860,938
  115,000  Stewart Enterprises, Inc. CL A                     5,031,250
                                                           -------------
                                                             15,892,188
           Chemical (1.43%)
  140,000  OM Group, Inc.                                     5,591,250

           Communications (2.83%)
  640,000  American Mobile Satellite Corp.*                   6,560,000
  170,000  NTL, Inc.*                                         4,483,750
                                                           -------------
                                                             11,043,750
           Education (4.12%)
  150,000  Children's Comprehensive Services,
            Inc.*                                             3,225,000
  175,000  DeVry, Inc.*                                       5,228,125
   58,000  Education Management Corp.*                        1,537,000
  160,000  Learning Tree Intl., Inc.*                         4,580,000
   35,000  Sylvan Learning Systems, Inc.*                     1,535,625
                                                           -------------
                                                             16,105,750
           Energy (1.68%)
  270,000  Cross Timbers Oil Co.                              6,581,250

           Financial (10.18%)
  769,500  Charles Schwab Corp.                              27,509,625
  220,000  DVI, Inc.*                                         3,685,000
   50,000  Franklin Resources, Inc.                           4,656,250
  180,000  Medallion Financial Corp.                          3,915,000
                                                           -------------
                                                             39,765,875
           Food and Agriculture (1.03%)
  125,000  Delta and Pine Land Co.                            4,023,438

           Government Services (2.56%)
  230,000  Corrections Corp. of America*                     10,005,000

           Health Services (9.82%)
  425,000  Counsel Corp.*                                     5,950,000
  720,000  Manor Care, Inc.                                  23,940,000
  167,500  Pediatric Services of America, Inc.*               3,915,312
  187,500  Quorum Health Group, Inc.*                         4,582,031
                                                           -------------
                                                             38,387,343
           Hotels and Lodging (11.52%)
2,340,000  Choice Hotels Intl., Inc.*                        45,045,000

           Manufacturing (1.89%)
  155,000  Flextronics Intl. Ltd.*                            7,381,875

-------------------------------------------------------------------------------
September 30, 1997
                                                                 Market
Shares                                                            Value
-------------------------------------------------------------------------------

           Media and Entertainment (9.23%)
  230,000  American Radio Systems Corp. CL A *               $ 10,953,750
  200,000  Heftel Broadcasting Corp.*                          15,150,000
  110,000  Metro Networks, Inc.*                                3,313,750
  275,000  Saga Communications, Inc.*                           6,668,750
                                                             -------------
                                                               36,086,250
           Real Estate and REITs (22.75%)
   20,000  Alexander's, Inc.*                                   1,645,000
   35,000  Avatar Holdings, Inc.*                               1,172,500
  120,000  Boston Properties, Inc.*                             3,937,500
   90,000  CBL & Associates, Inc.                               2,334,375
  259,000  CCA Prison Realty Trust                              9,777,250
  234,415  Columbus Realty Trust                                5,669,913
   35,000  Crescent Real Estate Equities, Co.                   1,400,000
  110,000  Healthcare Realty Trust, Inc.                        3,128,125
  146,000  Kimco Realty Corp.                                   5,082,625
  200,000  Pierce Leahy Corp.*                                  5,425,000
  170,000  Public Storage, Inc.                                 5,036,250
   95,000  Reckson Associates Realty Corp.                      2,529,375
  125,000  Redwood Trust, Inc.                                  3,796,875
   40,000  SL Green Realty Corp.*                               1,035,000
  230,000  Spieker Properties, Inc.                             9,329,375
  175,000  Starwood Lodging Trust                              10,051,562
  150,000  Storage USA, Inc.                                    6,093,750
  190,000  Sun Communities, Inc.                                6,816,250
   55,000  Vornado Realty Trust                                 4,671,563
                                                             -------------
                                                               88,932,288
           Retail Trade and Restaurants (5.59%)
  210,000  Dollar Tree Stores, Inc.*                            8,833,125
  380,000  Smart and Final, Inc.                                9,072,500
  120,000  Stein Mart, Inc.*                                    3,930,000
                                                             -------------
                                                               21,835,625
           Utility Services (1.65%)
  265,000  Southern Union Co.*                                  6,459,375
                                                             -------------
Total Common Stocks
 (Cost $263,320,900)                                          374,692,507
                                                             -------------

-------------------------------------------------------------------------------
Convertible Preferred (1.18%)
-------------------------------------------------------------------------------
           Media and Entertainment (1.18%
   80,000  American Radio Systems 7% Conv.
           Corp.+                                               4,600,000
                                                             -------------

Total Convertible Preferred
 (Cost $3,890,000)                                              4,600,000
                                                             -------------

--------------------------------------------------------------------------------
 B A R O N   G R O W T H   &   I N C O M E   F U N D
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
September 30, 1997

                                                                  Market
Principal Amount                                                  Value
-------------------------------------------------------------  -----------
Corporate Bonds (1.58%)
-------------------------------------------------------------------------
                       Communications (1.07%)
$2,000,000             Intl. CableTel, Inc. 7.25% Conv. Sub.
                       Notes 4/15/2005+                         $2,230,000
 2,000,000             Intl. CableTel, Inc. 7.20% Conv. Sub.
                       Notes 6/15/2008                           1,940,000
                                                                -----------
                                                                 4,170,000
                       Energy (0.50%)
 1,700,000             Seacor Holdings 5.375% Conv.
                       11/15/2006+                               1,946,500

                       Real Estate and REITs (0.01%)
    36,800             Avatar Holdings, Inc. 8.0% Sr. Deb.
                       10/01/2000                                   33,212
                                                                -----------
Total Corporate Bonds
 (Cost $5,829,937)                                              $6,149,712
                                                                -----------


----------------------------------------------------------------------------
September 30, 1997

                                                                   Market
Principal Amount                                                   Value
----------------------------------------------------------------------------
Short Term Money Market Instruments (1.76%)
----------------------------------------------------------------------------


6,886,000  Associates Corp. 6.2% 10/01/9                      $   6,886,000
                                                              -------------
Total Short Term Money Market
 Instrument (Cost $6,886,000)                                     6,886,000
                                                              -------------

Total Investments
  (Cost $279,926,837                                            392,328,219
                                                              -------------
Liabilities Less
   Cash and Other Assets                                          (1,496,35
                                                              -------------
Net Assets (Equivalent to $24.89 per
  share based on 15,702,090 shares of
  beneficial interest outstanding)                             $390,831,861
                                                             ==============



 % Represents percentage of net assets
 + Restricted securities
 * Non-income producing securities
** For Federal income tax purposes the cost basis is $279,289,051. Aggregate unrealized appreciation and depreciation of investments are $118,570,398 and $5,531,230, respectively.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 1997


                                                                      BARON ASSET       BARON GROWTH
                                                                         FUND           & INCOME FUND
                                                                   -----------------   --------------
Assets:
 Investments in securities, at value
  Unaffiliated issuers
    (Cost $1,185,481,712 and $279,926,837, respectively)  ......    $1,654,730,020      $392,328,219
  Affiliated issuers (Cost $1,194,052,200) .....................     1,595,861,781                 0
 Cash  .........................................................           211,114               958
 Dividends and interest receivable   ...........................         3,099,870           896,445
 Receivable for securities sold   ..............................         1,802,383                 0
 Receivable for shares sold    .................................         3,428,820           724,591
 Unamortized organization costs (Note 1)   .....................                 0            14,793
 Prepaid expenses  .............................................            29,504                 0
                                                                    --------------      -------------
                                                                     3,259,163,492       393,965,006
                                                                    --------------      -------------
Liabilities:
 Payable for securities purchased    ...........................        34,024,476         3,013,572
 Accrued organization costs (Note 1)    ........................                 0            14,793
 Accrued expenses and other payables (Note 3)    ...............           640,622           104,780
                                                                    --------------      -------------
                                                                        34,665,098         3,133,145
                                                                    --------------      -------------
Net Assets   ...................................................    $3,224,498,394      $390,831,861
                                                                    ==============      =============
Net Assets consist of:
 Par value   ...................................................    $      679,909      $    157,021
 Paid-in capital in excess of par value    .....................     2,377,658,922       276,427,023
 Undistributed net investment income ...........................                 0           285,821
 Accumulated net gain (loss)   .................................       (24,898,326)        1,560,614
 Net unrealized appreciation on investments   ..................       871,057,889       112,401,382
                                                                    --------------      -------------
Net Assets   ...................................................    $3,224,498,394      $390,831,861
                                                                    ==============      =============
Shares of Beneficial Interest Outstanding
 ($.01 par value; indefinite shares authorized)  ...............        67,990,946        15,702,090
                                                                    ==============      =============
Net Asset Value Per Share   ....................................    $        47.43      $      24.89
                                                                    ==============      =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Statements of Operations
--------------------------------------------------------------------------------
For the Year Ended September 30, 1997


                                                                             BARON ASSET       BARON GROWTH
                                                                                 FUND          & INCOME FUND
                                                                           ----------------   --------------
Investment income:
 Income:
  Interest  ............................................................    $   7,294,972       $   671,458
  Dividends -- unaffiliated issuers    .................................        5,844,118         4,334,443
  Dividends -- affiliated issuers   ....................................        2,256,760                 0
  Miscellaneous   ......................................................               50               325
                                                                            -------------      ------------
  Total income    ......................................................       15,395,900         5,006,226
                                                                            -------------      ------------
 Expenses:
  Investment advisory fees (Note 3)    .................................       18,573,064         2,828,391
  Distribution fees (Note 3)  ..........................................        4,643,269           707,098
  Shareholder servicing agent fees  ....................................          599,500           167,980
  Custodian fees  ......................................................          158,875            74,750
  Amortization of organization costs (Note 1)   ........................                0             6,590
  Registration and filing fees   .......................................          475,848            51,291
  Trustee fees    ......................................................           50,570             7,922
  Professional fees  ...................................................           54,795            29,580
  Reports to shareholders  .............................................          542,000            78,705
  Insurance    .........................................................           14,680             2,225
  Miscellaneous   ......................................................           23,590             5,169
                                                                            -------------      ------------
  Total expenses  ......................................................       25,136,191         3,959,701
                                                                            -------------      ------------
  Net investment income (loss)   .......................................       (9,740,291)        1,046,525
                                                                            -------------      ------------
Realized and unrealized gain(loss) on investments:
 Net realized gain (loss) on investments sold in unaffiliated issuers         (12,421,059)          790,402
 Net realized (loss) on investments sold in affiliated issuers    ......      (13,115,944)                0
 Change in net unrealized appreciation of investments    ...............      699,696,611        93,851,250
                                                                            -------------      ------------
  Net gain on investments  .............................................      674,159,608        94,641,652
                                                                            -------------      ------------
  Net increase in net assets resulting from operations   ...............    $ 664,419,317       $95,688,177
                                                                            =============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                   BARON ASSET FUND
                                                        --------------------------------------
                                                             For the             For the
                                                            Year Ended          Year Ended
                                                          September 30,       September 30,
                                                               1997                1996
                                                        ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)   .....................   ($   9,740,291)     ($   2,017,953)
  Net realized gain(loss) on investments sold   ......      (25,537,003)          3,537,309
  Net change in unrealized appreciation on
    investments   ....................................      699,696,611          95,636,324
                                                          --------------      --------------
    Increase in net assets resulting from operations        664,419,317          97,155,680
                                                          --------------      --------------
Dividends to shareholders from:
  Net investment income    ...........................                0                   0
  Net realized gain on investments  ..................       (1,419,734)           (399,312)
                                                          --------------      --------------
                                                             (1,419,734)           (399,312)
                                                          --------------      --------------
Capital share transactions:
  Proceeds from the sale of shares  ..................    1,901,291,106       1,084,282,947
  Net asset value of shares issued in reinvestment
    of dividends  ....................................        1,352,665             386,670
  Cost of shares redeemed  ...........................     (507,202,614)       (305,341,662)
                                                          --------------      --------------
     Increase in net assets derived from capital
      share transactions   ...........................    1,395,441,157         779,327,955
                                                          --------------      --------------
  Net increase in net assets  ........................    2,058,440,740         876,084,323
Net assets:
  Beginning of year  .................................    1,166,057,654         289,973,331
                                                          --------------      --------------
  End of year  .......................................    $3,224,498,394      $1,166,057,654
                                                          ==============      ==============
Undistributed net investment income at end of year   .    $           0       $           0
                                                          ==============      ==============
Shares of Beneficial Interest:
  Shares sold  .......................................       48,411,239          32,101,812
  Shares issued in reinvestment dividends    .........           37,932              13,224
  Shares redeemed    .................................      (13,300,780)         (9,168,078)
                                                          --------------      --------------
  Net increase    ....................................       35,148,391          22,946,958
                                                          ==============      ==============


                                                            BARON GROWTH & INCOME FUND
                                                        -----------------------------------
                                                             For the           For the
                                                           Year Ended         Year Ended
                                                          September 30,     September 30,
                                                              1997               1996
                                                        -----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income (loss)   .....................  $    1,046,525     $   1,198,083
  Net realized gain(loss) on investments sold   ......         790,402         2,050,709
  Net change in unrealized appreciation on
    investments   ....................................      93,851,250        16,132,008
                                                        ---------------    --------------
    Increase in net assets resulting from operations        95,688,177        19,380,800
                                                        ---------------    --------------
Dividends to shareholders from:
  Net investment income    ...........................      (1,142,621)          (98,552)
  Net realized gain on investments  ..................      (2,059,229)         (279,674)
                                                        ---------------    --------------
                                                            (3,201,850)         (378,226)
                                                        ---------------    --------------
Capital share transactions:
  Proceeds from the sale of shares  ..................     200,457,503       203,114,578
  Net asset value of shares issued in reinvestment
    of dividends  ....................................       3,077,823           368,158
  Cost of shares redeemed  ...........................    (112,424,286)      (43,883,283)
                                                        ---------------    --------------
     Increase in net assets derived from capital
      share transactions   ...........................      91,111,040       159,599,453
                                                        ---------------    --------------
  Net increase in net assets  ........................     183,597,367       178,602,027
Net assets:
  Beginning of year  .................................     207,234,494        28,632,467
                                                        ---------------    --------------
  End of year  .......................................  $  390,831,861     $ 207,234,494
                                                        ===============    ==============
Undistributed net investment income at end of year   .  $      285,821     $   1,147,402
                                                        ===============    ==============
Shares of Beneficial Interest:
  Shares sold  .......................................       9,989,857        11,899,055
  Shares issued in reinvestment dividends    .........         164,326            24,692
  Shares redeemed    .................................      (5,713,945)       (2,600,496)
                                                        ---------------    --------------
  Net increase    ....................................       4,440,238         9,323,251
                                                        ===============    ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

(1) Significant Accounting Policies

Baron Asset Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers two series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, started in June of 1987, and Baron Growth & Income Fund, started in January of 1995. The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with generally accepted accounting principles.

(a) Security Valuation. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the last sale price on the date the security last traded. Other securities are valued at the mean of the most recent bid and asked prices if market quotations are readily available. Where market quotations are not readily available the securities are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be done by others. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(c) Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and Federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(d) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No Federal income tax provision is therefore required.

(e) Expense Allocation. Expenses directly attributed to a Fund are charged to that Fund's operations; expenses which are applicable to both Funds are allocated on a basis deemed fair and equitable by the Trustees, usually on the basis of average net assets.

(f) Organization Costs. Costs incurred in connection with the organization and initial registration of Baron Growth & Income Fund have been deferred and are being amortized on a straight-line basis over a five-year period. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), agreed to make advances for organization expenses incurred and will be reimbursed as the costs are amortized.

(g) Distributions. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and distributions received from REITs. During the year ended September 30, 1997, Baron Asset Fund reclassified net operating loss of $9,740,291 and $750,425 of accumulated net realized loss to paid-in capital. Baron Growth & Income Fund reclassified net operating income of $765,485 to accumulated net realized gains.

(2) Purchases and Sales of Securities.

During the year ended September 30, 1997, purchases and sales of securities, other than short term securities, aggregated $1,477,673,085 and $240,382,513, respectively for Baron Asset Fund, and $158,680,282 and $71,111,499, respectively for Baron Growth & Income Fund.


(3) Investment Advisory Fees and Other Transactions with Affiliates

(a) Investment Advisory Fees. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of BCG serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. The Adviser has agreed that if the expenses (exclusive of interest, taxes, brokerage, extraordinary expenses and amounts paid by the Funds under the plan of distribution) of either Fund in any fiscal year exceed the limits prescribed by any state in which that Fund's shares are qualified for sale, the Adviser will reduce its fee by the amount of any such excess, up to the amount of the Adviser's fee.

(b) Distribution Fees. BCI is a registered broker dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 1997, BCI earned $2,214,558 in brokerage commissions from Baron Asset Fund, and $361,142 from Baron Growth & Income Fund.

(c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(4) Capital Loss Carryforward. At September 30, 1997, Baron Asset Fund had a capital loss carryforward of $24,898,326 available to offset future capital gains, comprised of $744,575 which expires on September 30, 2005 and $24,153,751 which expires on September 30, 2006.

(5) Restricted Securities.
  A summary of the restricted securities held at September 30, 1997 follows:


  BARON ASSET FUND


                                                                               Acquisition
                                                                                   Date                Value
                                                                          ----------------------   --------------
 Preferred Stock
      American Radio Systems Corp. 7% Conv.                                       06/19/96           $11,500,000
 Corporate Bonds
      Intl. CableTel, Inc. 7.25%
       Conv. Sub. Notes 04/15/2005                                                04/12/95            22,857,500
                                                                                                    ------------
 Total restricted securities: (Cost $31,784,465)(1.07% of Net Assets)                                $34,357,500
                                                                                                    ============
 BARON GROWTH & INCOME FUND
                                                                                Acquisition
                                                                                   Date                 Value
                                                                                -----------         ------------
  Preferred Stock
      American Radio Systems 7% Conv. Corp.                                       06/19/96           $ 4,600,000
 Corporate Bonds
      Intl. CableTel, Inc. 7.25%
       Conv. Sub. Notes 4/15/2005                                                 04/12/95             2,230,000
      Seacor Holdings 5.375%
       Conv. 11/15/2006                                                           10/30/96             1,946,500
                                                                                                    ------------
 Total restricted securities: (Cost $7,699,133)(2.25% of Net Assets)                                 $ 8,776,500
                                                                                                    ============

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

(6) Investment in Affiliates*

BARON ASSET FUND




                                               Balance of          Gross        Gross Sales
                                             Shares Held on      Purchases          and
              Name of Issuer                 Sep. 30, 1996     and Additions    Reductions
------------------------------------------  ----------------  ---------------  -------------
American Mobile Satellite Corp.  .........     1,660,000         1,840,000
American Radio Systems Corp. Class A   ...       600,000           770,000         15,000
Avatar Holdings, Inc.   ..................       480,000           252,800
Bristol Hotel Co.**  .....................       420,000         2,975,000
CCA Prison Realty Trust ..................                       2,455,000
Chartwell Leisure, Inc. ..................                         783,000
Choice Hotels Intl. Inc.***   ............                      10,421,400
CoreComm, Inc.    ........................       870,000         1,255,000        850,000
Cox Radio, Inc.   ........................       390,000           445,000
Cross Timbers Oil Co.****  ...............     1,325,000         1,305,000
Dollar Tree Stores, Inc.***** ............       850,000         1,210,000
DVI, Inc.   ..............................     1,305,000           153,200
Flextronics Intl. Ltd.  ..................     1,270,000           215,000        115,000
Heftel Broadcasting Corp.  ...............       615,000         1,020,000
Kenneth Cole Productions, Inc.   .........                         570,500         46,000
Learning Tree Intl., Inc.******  .........       350,000         1,296,700          5,000
Libbey, Inc.   ...........................                         780,000
Manor Care, Inc.  ........................     3,400,000         2,335,000
Metro Networks, Inc.    ..................                       1,230,000
Pediatric Services of America, Inc.    ...       634,000           308,500
Saga Communications, Inc.******* .........     1,560,300           758,350
Smart and Final, Inc.   ..................     1,940,000           245,000
Summit Care Corp.    .....................       483,000            65,500        197,900
Sun Intl. Hotels, Ltd.  ..................                       1,890,000
Vail Resorts, Inc.   .....................                       3,950,000
Young Broadcasting, Inc.   ...............                         937,500
Youth Services Intl., Inc.    ............       588,750           171,250         85,000

                                               Balance of                             Dividend
                                             Shares Held on        Value               Income
              Name of Issuer                 Sep. 30, 1997     Sep. 30, 1997     Oct. 1-Sep. 30, 1997
------------------------------------------  ----------------  ----------------  ---------------------
American Mobile Satellite Corp.  .........      3,500,000      $   35,875,000
American Radio Systems Corp. Class A   ...      1,355,000          64,531,875
Avatar Holdings, Inc.   ..................        732,800          24,548,800
Bristol Hotel Co.**  .....................      3,395,000          94,847,812
CCA Prison Realty Trust ..................      2,455,000          92,676,250        $  849,430
Chartwell Leisure, Inc. ..................        783,000          13,017,375
Choice Hotels Intl. Inc.***   ............     10,421,400         200,611,950
CoreComm, Inc.    ........................      1,275,000          21,037,500
Cox Radio, Inc.   ........................        835,000          23,640,938
Cross Timbers Oil Co.****  ...............      2,630,000          64,106,250           524,750
Dollar Tree Stores, Inc.***** ............      2,060,000          86,648,750
DVI, Inc.   ..............................      1,458,200          24,424,850
Flextronics Intl. Ltd.  ..................      1,370,000          65,246,250
Heftel Broadcasting Corp.  ...............      1,635,000         123,851,250
Kenneth Cole Productions, Inc.   .........        524,500           8,555,906
Learning Tree Intl., Inc.******  .........      1,641,700          46,993,662
Libbey, Inc.   ...........................        780,000          27,836,250            73,500
Manor Care, Inc.  ........................      5,735,000         190,688,750           385,330
Metro Networks, Inc.    ..................      1,230,000          37,053,750
Pediatric Services of America, Inc.    ...        942,500          22,030,938
Saga Communications, Inc.******* .........      2,318,650          56,227,262
Smart and Final, Inc.   ..................      2,185,000          52,166,875           423,750
Summit Care Corp.    .....................        350,600           5,171,350
Sun Intl. Hotels, Ltd.  ..................      1,890,000          65,205,000
Vail Resorts, Inc.   .....................      3,950,000         105,662,500
Young Broadcasting, Inc.   ...............        937,500          32,109,375
Youth Services Intl., Inc.    ............        675,000          11,095,313
                                                               ---------------       -----------
                                                               $1,595,861,781        $2,256,760
                                                               ===============       ===========

----------
      * Affiliated issuers, as defined in the Investment Company Act of 1940, are issuers in which Baron Asset Fund held 5% or more of the outstanding voting securities as of September 30, 1997.
     ** Received 894,900 shares of Bristol Hotel, Inc. from 3:2 stock split.
    *** 3,400,000 shares received from Manor Care spin-off. 7,021,400 shares purchased after spin-off.
   **** Received 810,000 shares of Cross Timbers Oil, Co. from 3:2 stock split. ***** Received 655,000 shares of Dollar Tree Stores, Inc. from 3:2 stock split.
 ****** Received 172,500 shares of Learning Tree Intl., Inc. from 3:2 stock split.
******* Received 417,375 shares of Saga Communications, Inc. from 5:4 stock split.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

(7) Financial Highlights

BARON ASSET FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------



                                                                      Year Ended September 30,
                                                     1997               1996            1995         1994
                                                ---------------    ---------------  ------------  -----------
Net asset value, beginning of year   .........   $     35.50        $     29.30       $    22.82    $  21.91
                                                 -------------      -------------   ------------   ---------
Income from investment operations
Net investment income (loss)   ...............         (0.14)             (0.06)           (0.09)      (0.14)
Net realized and unrealized gains (losses) on
 investments    ..............................         12.11               6.29             7.23        1.82
                                                 -------------      -------------   ------------   ---------
 Total from investment operations    .........         11.97               6.23             7.14        1.68
                                                 -------------      -------------   ------------   ---------
Less distributions
Dividends from net investment income    ......          0.00               0.00             0.00        0.00
Distributions from net realized gains   ......         (0.04)             (0.03)           (0.66)      (0.77)
                                                 -------------      -------------   ------------   ---------
 Total distributions  ........................         (0.04)             (0.03)           (0.66)      (0.77)
                                                 -------------      -------------   ------------   ---------
Net asset value, end of year   ...............   $     47.43        $     35.50       $    29.30    $  22.82
                                                 =============      =============   ============   =========
 Total Return   ..............................          33.8%              21.3%            32.3%        8.0%
                                                 --------------     --------------  ------------   ---------
Ratios/Supplemental Data
Net assets (in millions), end of year   ......  $    3,224.5       $    1,166.1        $   290.0     $  80.3
Ratio of expenses to average net assets    ...           1.3%               1.4%             1.4%        1.6%
Ratio of net investment income (loss) to
 average net assets   ........................          (0.5%)             (0.3%)           (0.5%)      (0.7%)
Portfolio turnover rate  .....................          13.2%              19.3%            35.2%       55.9%
Average per share commission rate paid*    ...  $     0.0600       $     0.0600

                                                                         Year Ended September 30,
                                                  1993         1992         1991          1990         1989         1988
                                               -----------  -----------  -----------  ------------  -----------  -----------
Net asset value, beginning of year   ......... $   16.20    $   14.80    $  10.88     $    17.22    $  12.98     $  11.95
                                               -----------  -----------  ---------    ------------  ---------    ---------
Income from investment operations
Net investment income (loss)   ...............     (0.13)       (0.08)       0.07           0.21        0.13         0.05
Net realized and unrealized gains (losses) on
 investments    ..............................      6.00         1.52        4.05          (5.14)       4.81         1.18
                                               -----------  -----------  ---------    ------------  ---------    ---------
 Total from investment operations    .........      5.87         1.44        4.12          (4.93)       4.94         1.23
                                               -----------  -----------  ---------    ------------  ---------    ---------
Less distributions
Dividends from net investment income    ......      0.00        (0.04)      (0.20)         (0.16)      (0.05)       (0.03)
Distributions from net realized gains   ......     (0.16)        0.00        0.00          (1.25)      (0.65)       (0.17)
                                               -----------  -----------  ---------    ------------  ---------    ---------
 Total distributions  ........................     (0.16)       (0.04)      (0.20)         (1.41)      (0.70)       (0.20)
                                               -----------  -----------  ---------    ------------  ---------    ---------
Net asset value, end of year   ............... $   21.91    $   16.20    $  14.80     $    10.88    $  17.22     $  12.98
                                               ===========  ===========  =========    ============  =========    =========
 Total Return   ..............................      36.5%         9.7%       38.3%         (30.7%)      39.9%        10.7%
                                               -----------  -----------  ---------    ------------  ---------    ---------
Ratios/Supplemental Data
Net assets (in millions), end of year   ...... $    59.9      $  43.8    $   47.4      $    40.0     $  47.7      $  11.7
Ratio of expenses to average net assets    ...       1.8%         1.7%        1.7%           1.8%        2.1%         2.5%
Ratio of net investment income (loss) to
 average net assets   ........................      (0.7%)       (0.5%)       0.5%           1.5%        1.3%         0.5%
Portfolio turnover rate  .....................     107.9%        95.5%      142.7%          97.8%      148.9%       242.4%
Average per share commission rate paid*    ...

----------
* Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's Adviser and/or Baron Capital reimbursed the Fund for expenses aggregating $8,561 (less than $0.01 per share) in 1990, $27,315 ($0.01 per share) in 1989, and $83,219 ($0.11 per share) in 1988. The reimbursement amounts are excluded from the expense data above.

BARON GROWTH & INCOME FUND
Selected data for a share of beneficial interest outstanding throughout each period:
--------------------------------------------------------------------------------


                                                                        Year Ended September 30,
                                                                   1997          1996          1995*
                                                                -----------   -----------   ------------
Net asset value, beginning of period    .....................    $ 18.40       $ 14.77      $   10.00
                                                                 ---------     ---------    ----------
Income from investment operations
Net investment income    ....................................       0.06          0.11           0.04
Net realized and unrealized gains on investments    .........       6.68          3.66           4.73
                                                                 ---------     ---------    ----------
  Total from investment operations   ........................       6.74          3.77           4.77
                                                                 ---------     ---------    ----------
Less distributions
Dividends from net investment income    .....................      (0.09)        (0.04)          0.00
Distributions from net realized gains   .....................      (0.16)        (0.10)          0.00
                                                                 ---------     ---------    ----------
  Total Distributions   ....................................       (0.25)        (0.14)          0.00
                                                                 ---------     ---------    ----------
Net asset value, end of period    ...........................    $ 24.89       $ 18.40      $   14.77
                                                                 =========     =========    ==========
  Total Return  .............................................       37.1%         25.8%          47.7%
                                                                 ----------   ----------   ----------
Ratios/Supplemental Data
Net assets (in millions), end of period    ..................     $390.8        $207.2        $  28.6
Ratio of expenses to average net assets    ..................        1.4%          1.5%           2.0***
Ratio of net investment income to average net assets   ......         .4%          1.2%           1.1***
Portfolio turnover rate  ....................................       25.2%         40.3%          40.6%
Average per share commission rate paid***  ..................   $ 0.0600     $  0.0600

----------
  * For the period January 3, 1995 (commencement of operations) to September 30, 1995.
 ** Annualized.
*** Disclosure required for fiscal years beginning after September 1, 1995.

The Fund's custodian offset custody fees of $5,252 (less than $.01 per share) in 1996 and $12,003 (less than $0.01 per share) in 1995. The expense offset amounts are included in expense data above.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------
--------------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON ASSET FUND:
--------------------------
 We have audited the accompanying statements of net assets and statements of assets and liabilities of Baron Asset Fund (comprising, respectively, Baron Asset Fund and Baron Growth & Income Fund) as of September 30, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended for Baron Asset Fund and for each of the two years in the period then ended and for the period January 3, 1995 (commencement of operations) to September 30, 1995 for Baron Growth & Income Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Baron Asset Fund as of September 30, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.


                                                       COOPERS & LYBRAND L.L.P.


New York, New York
November 24, 1997

--------------------------------------------------------------------------------
NOTE

Morningstar proprietary ratings reflect historical risk-adjusted performance as of June 30, 1996 and are subject to change every month. Past performance is no guarantee of future results. The Morningstar 5 star rating is for the overall three-, five- and ten-year period ended September 30, 1997. Baron Asset Fund is ranked in the small-growth category. Morningstar ratings are calculated from the Fund's three-, five- and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star. Baron Asset Fund received 4 stars for a 3-year period, 5 stars for a 5-year period and 5 stars for a 10-year period.

Baron Growth & Income Fund's ranking is according to Lipper Analytical Services. Lipper ranks funds on net total return. Ranking from inception on January 3, 1995 through September 30, 1997 Baron Growth & Income Fund is number 1 out of 408 growth & income funds.

Investors Business Daily's rankings are based on 36 month performance versus all other mutual funds and recalculates each month on a total return basis, including dividends and capital gains. The top 5% of funds are rated A+, the top 10% are A, the top 15% are A-, the top 20% are B+, the top 25% are B, the top 30% are B-, the top 35% are C+, the top 40% are C, the top 45% are C-, the top 50% are D+, the top 60% are D, the top 70% are D-, and below 70% are E.

Fortune ranked Baron Asset Fund number 1 of small cap funds for a five years period ending June 30, 1997, net of annual expenses, brokerage costs and sales loads. The returns were provided by Morningstar (see above). Fortune used only diversified funds in existence for at least five years with the same manager for the full five year period. The funds had to be open to new investors, be available in at least 25 states, have a minimum investment of less than $25,000, and hold at least $25 million in net assets. The total number of funds used in all the categories was 225.

--------------------------------------------------------------------------------
Any statements contained in this annual report which are not historical facts are forward-looking statements; and, therefore, many important factors could cause actual results to differ materially from those in the forward-looking statements. Such factors include, but are not limited to, changes (legislative or otherwise) in the industries in which the Funds invest, as well as changes relating to taxes and mutual funds. The "Investment Policies and Risks" section of the Prospectus discusses certain factors that could cause actual results to differ materially from those in such forward-looking statements.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------



             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN BARON ASSET FUND AND THE RUSSELL 2000*


$70,000 |---------------------------------------------------------------------|
        |                                                                     |
        |                                                                #    |
$60,000 |---------------------------------------------------------------------|
        |                                                                     |
        |                                                                     |
$50,000 |---------------------------------------------------------------------|
        |                                                           #         |
        |                                                                     |
$40,000 |---------------------------------------------------------------------|
        |                                                     #               |
        |                                                                *    |
$30,000 |---------------------------------------------------------------------|
        |                                                #          *         |
        |                                          #          *               |
$20,000 |---------------------------------------------------------------------|
        |          #     #            #      #     *     *                    |
        |   *#           *     #      *      *                                |
$10,000 |---------------------------------------------------------------------|
        |          *           *                                              |
        |                                                                     |
      0 |---|------|-----|-----|------|------|-----|-----|----|-----|-----|---|
          1987   1988   1989  1990   1991  1992  1993  1994  1995  1996  1997


  Information Presented by Fiscal Year
  as of September 30                                       #  Baron Asset Fund

* The Russell 2000 is an unmanaged index of
  small and mid-sized companies                            *  Russell 2000

--------------------------------------
Baron Asset Fund's Management
Discussion and Analysis

Baron Asset Fund performed well in the fiscal year ended September 30, 1997. The Fund's 33.8% gain last year improved upon the Fund's 19.3% average annual performance since its inception a little more than ten years ago.


The Fund's performance was not uniform throughout the year. Baron Asset Fund under-performed the large cap S&P 500 index in the six months ended March 1997 while outperforming the small cap Russell 2000 index. During the six months ended September 1997, Baron Asset gained 35.6% and outperformed both the S&P 500 and the Russell 2000. The Russell 2000 also posted very strong gains. Although the businesses in which the Fund invested grew strongly during the first half of the fiscal year, the stock prices of these companies did not reflect the growth of their underlying businesses. The second half of the year represented a catch-up period for the stock prices of our investments.

Baron Asset Fund concentrates its investments in small and mid sized companies. During this year, and since late 1993, the performance of market averages that represent small companies significantly under-performed market averages that represent more established, large companies. This trend reversed in the second half of fiscal year 1997 when the Russell 2000 dramatically outperformed the S&P 500. We believe that small and midsized companies currently offer better values than larger companies. Baron Asset Fund is well positioned if small cap stocks continue to outperform.

                        Baron Asset                  Russell
                           Fund         S&P 500        2000
                       -------------   ---------   ------------
12/31/92 - 9/30/97        +186.5%      +144.3%        +120.9%
9/30/96 - 4/30/97           -0.7%       +17.9%          +0.1%
4/30/97 - 9/30/97          +34.7%       +19.1%         +33.1%



The performance of Baron Asset Fund was consistent across sectors. Most of our investments performed well. Performance was strongest in Education, Financial Services, Media and Entertainment and Real Estate. Performance lagged in Communications.

In fiscal year 1998, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long term growth prospects and profitability. The Fund will continue to invest in businesses with significant growth prospects and increasing profitability. The companies will continue to be identified through our independent research efforts. Companies in which we invest will have the potential to increase in price at least 50% over the next two years. The Fund will remain diversified not only by industry and investment theme, but also by external factors we have identified that could affect company performance. This approach to investing in companies, not trading in stocks, could allow the Fund to continue to produce above average rates of return while keeping an attractive risk profile. We look forward to a successful 1998.

--------------------------------------------------------------------------------
          B A R O N    F U N D S
--------------------------------------------------------------------------------





                  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH & INCOME FUND AND THE RUSSELL 2000*


$25,000 |---------------------------------------------------------------------|
        |                                                                     |
        |                                                                     |
$20,000 |---------------------------------------------------------------------|
        |                                                                     |
        |                                                                     |
$50,000 |---------------------------------------------------------------------|
        |                #                                                    |
        |          #     *                                                    |
$15,000 |---------------------------------------------------------------------|
        |   #      *                                                          |
        |   *                                                                 |
$10,000 |---------------------------------------------------------------------|
        |                                                                     |
        |                                                                     |
      0 |---|------|------|--                                                 |
          1995   1996   1997


  Information Presented by Fiscal Year                        Baron Growth &
  as of September 30                                       #  Income Fund

* The Russell 2000 is an unmanaged index of
  small and mid-sized companies                            *  Russell 2000



-------------------------------------------------------------------------------
Baron Growth & Income Fund's
Management Discussion and Analysis

Baron Growth & Income Fund performed well in the fiscal year ended September 30, 1997. According to Lipper analytical, the Fund is the number one ranked growth and income fund since its inception on January 3, 1995.

The Fund's strong performance can be attributed to its investment strategy of allocating approximately 70% of its portfolio to rapidly growing, well managed, very profitable small cap companies that are attractively priced, and the remaining 30% to value oriented, income producing securities, also principally of smaller companies.

The growth component of the Fund experienced below average performance during the first half of the fiscal year even though the businesses in which the Fund is a shareholder grew steadily. The strong relative performance of the Fund in the second half of the fiscal year, a gain of 34.1%, is to a great extent due to the Fund's investments in rapidly growing businesses and the strong relative performance of small cap stocks. The Fund performed well with its investments in Education, Financial Services and Media and Entertainment. The Fund's investments in Communications under-performed and provide significant opportunities in fiscal 1998.

The income component of the Fund performed well with its significant REIT investments. The REIT portion of the Fund gained a very strong 49.4% for the year. This performance compared extremely well with other real estate oriented mutual funds. Strong appreciation from the Fund's income component and substantial current income, provided the Fund with very attractive relative risk characteristics for a mutual fund invested primarily in small cap companies.

In fiscal year 1998, we currently expect the majority of the Fund's income producing securities to continue to be REITs. The growth component of the Fund will continue to be invested in stocks that have the potential to appreciate in value at least 50% during the next two years.

The Fund's portfolio is well positioned to offer attractive returns with its fast growing small cap companies. Its investments in income-producing securities should provide the portfolio with more stable, although somewhat lesser, returns. We look forward to a successful 1998.